Exhibit 10.45

CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL
TREATMENT REQUEST.




                          AGREEMENT

                             FOR

                      SALE AND PURCHASE

                             OF

             DORNIER 328-300 AND 428JET AIRCRAFT

                       BY AND BETWEEN

                   DORNIER LUFTFAHRT GMBH

                             AND

                   ATLANTIC COAST AIRLINES




                            DATED

                       MARCH 31, 1999



                     (reference:  PA227)
                      TABLE OF CONTENTS


Article

A.         Preamble
B.         Summary of Definitions
Article 1  Subject Matter
Article 2  428JET Aircraft
Article 3  Price, Taxes
Article 4  Terms of Payment
Article 5  Inspection, Acceptance, Delivery
Article 6  Certification
Article 7  Technical Changes
Article 8  Aircraft Configuration
Article 9  Product Warranties
Article 10 Customer Support
Article 11 Excusable Delay
Article 12 Non-Excusable Delay
Article 13 Event of Default, Remedies
Article 14 Limited Liability, Indemnification
Article 15 Patent Infringement
Article 16 Assignment, Resale, Lease
Article 17 Seller's Representations and Warranties
Article 18 Purchaser's Representations and Warranties
Article 19 *****
Article 20 *****
Article 21 Option Aircraft
Article 22 *****
Article 23 *****
Article 24 *****
Article 25 Condition Precedent
Article 26 Completion and Reliability
Article 27 *****
Article 28 Maintenance Cost
Article 29 *****
Article 30 RESERVED
Article 31 AlliedSignal AFIS
Article 32 Powerplant and APU Support
Article 33 Notices, Requests
Article 34 Applicable Law, Jurisdiction
Article 35 Miscellaneous


Exhibit

Exhibit I  Specifications
Exhibit II Optional Equipment
Exhibit III                                      Delivery
Schedule
Exhibit IV Power of Attorney Form
Exhibit V  Certificate of Acceptance Form
Exhibit VI Aircraft Receipt Form
Exhibit VII                                      Warranty Bill of
Sale Form
Exhibit VIII                                     Product
Warranties
           - Annex A:  Service Life Policy Items
Exhibit IX Customer Support
           - Annex A:  Technical Publications and
                              Documentation
Exhibit X  *****
Exhibit XI Price Adjustment Formula
Exhibit XII                                      Schedule
Completion
Exhibit XIII                                     Maintenance Cost
Exhibit XIV                                      *****
Exhibit XV *****
Exhibit XVI                                      *****
Exhibit XVII                                     *****
Exhibit XVIII                                    Reserved
Exhibit XIX                                      *****
Exhibit XX Certificate of Technical Acceptance
This Aircraft Purchase Agreement with reference No. PA227 is made as of this 31st day of March 1999 by and between Dornier Luftfahrt GmbH, a corporation registered under the laws of the Federal Republic of Germany, having its principal office at
Oberpfaffenhofen,  P.O.  Box  1103,  D-82230  Wessling,   Federal
Republic of Germany ("Seller") and Atlantic Coast Airlines, a California corporation, having its principal office at 515A Shaw Road, Dulles, Virginia 20166, USA ("Purchaser").



A.   PREAMBLE


WHEREAS, Seller is the manufacturer of the Dornier 328-300 and 428 aircraft; and

WHEREAS, Purchaser desires to purchase, and Seller is willing to sell, in accordance with the terms and conditions hereinafter set forth, certain Dornier 328-300 and 428 aircraft; and

WHEREAS,  Purchaser  desires and Seller  is  willing  to  provide
certain   product   warranties,  customer   support   and   other
inducements  necessary  for  the  acquisition,  maintenance   and
operation of such Dornier aircraft;

NOW,  THEREFORE, in consideration of the premises and the  mutual
covenants   hereinafter   set   forth,   Seller   and   Purchaser
(hereinafter   individually  a  "Party"  and   collectively   the
"Parties") agree as follows:



B.   SUMMARY OF DEFINITIONS


Unless the context otherwise requires, the following terms shall have the following meanings. The definitions shall be equally applicable to both singular and plural forms of the terms defined.

Acceptance                Purchaser's acceptance of the  Aircraft
                          in accordance with Article 5.5a

Agreement                 This   agreement,  including  exhibits,
                          annexes,    appendices    and    letter
                          agreements, if any, (each of  which  is
                          incorporated in the Agreement)  as  may
                          be  amended  pursuant to the provisions
                          of this Agreement.

Aircraft The aircraft to be delivered to the Purchaser, depending on the context, could be either the 328-300 or the 428 aircraft completed with the Optional Equipment. See Article 1.1

Aircraft Delivery Price   The  price  to be paid by the Purchaser
                          for the Aircraft. See Article 3.3


AOG Spares                Spare  Parts  required  to  return   an
                          Aircraft grounded due to the lack of an
                          essential  part,  to  revenue  service.
                          See Exhibit IX.3.7

ATA                       Air Transport Association of America

ATT                       Aircraft   Technician  Training.    See
                          Exhibit IX.2.3

Business Days             Any  day,  other  than  a  Saturday  or
                          Sunday,  on  which  commercial  banking
                          institutions in New York City  are  not
                          authorized or required to be closed.



Date of Availability      The date on which the Aircraft shall be
                          available for inspection and acceptance
                          by the Purchaser.  See Article 5.2.

*****                     *****






Effectiveness             The   date   on   which   the   Party's
                          obligations  shall start.  See  Article
                          35.12

FAA                       United    States    Federal    Aviation
                          Administration or successor  agency  of
                          the U.S. Government.

FAR                       Federal Aviation Regulations, issued by
                          the FAA or its successor agencies.

FAT                       Flight  Attendant Training. See Exhibit
                          IX.2.4
Insurance Items           High  value Proprietary Parts  held  by
                          Seller purely as a precaution in  order
                          to  preclude undue scheduling  problems
                          and/or  economic hardship  which  might
                          otherwise occur should the part be  out
                          of  stock  when required.  See  Exhibit
                          IX.3.2

JAA                       European Joint Aviation Authorities.

JAR                       European       Joint      Airworthiness
                          Requirements, issued by the JAA.

LBA Luftfahrtbundesamt of the Federal Republic of Germany. The German federal aviation authority.

MSCN                      Manufacturer    Specification    Change
                          Notice.  See Article 7.2

*****                     *****




Optional Equipment        Aircraft    Equipment    selected    by
                          Purchaser  as set forth in Exhibit  II.
                          See Article 1.1

Proprietary Parts         Components,    systems,    accessories,
                          equipment  and  parts  manufactured  to
                          Seller's  detailed drawings and  design
                          specifications and having Seller's part
                          number  as  listed in the then  current
                          Illustrated    Parts   Catalog.     Any
                          warranty  provisions,  price  discounts
                          and other economic benefits granted  to
                          Purchaser    under    this    Agreement
                          associated with Proprietary Parts shall
                          be  preserved for Purchaser should  any
                          or all of such Proprietary Parts become
                          Vendor  Parts after execution  of  this
                          Agreement.    See Exhibit IX.3.2

PTT                       Pilot  Transition Training. See Exhibit
                          IX.2.2

Purchaser                 One or more individuals duly authorized
Representative(s)         by  the  Purchaser to inspect,  perform
                          the  acceptance flight, note  any  non-
                          compliance,   execute   the    Aircraft
                          Receipt   Form   and   Certificate   of
                          Technical Acceptance and take  delivery
                          of the Aircraft.  See Article 5.3

SCN                       Specification   Change   Notice.    See
                          Article 7.1

Spare Parts               Collectively, Proprietary Parts, Vendor
                          Parts and Standard Parts.

Specification             The specifications for the Aircraft  as
                          set  forth  in Exhibit I.  See  Article
                          1.1

Standard Parts            Expendable  parts  and  hardware  items
                          normally   manufactured   to   national
                          standards and available worldwide  from
                          various  supply sources.   See  Exhibit
                          IX.3.2

US$ or US Dollars         The   lawful  currency  of  the  United
                          States of America

Vendor                    A  supplier  of  parts  listed  in  the
                          Vendor Information Manual.  See Exhibit
                          VIII.3.1

Vendor Parts              Components,    systems,    accessories,
                          equipment  and  parts  which  were  not
                          manufactured by Seller or  pursuant  to
                          Seller's  detailed drawings and  design
                          specifications   and   not   having   a
                          Seller's  part  number.   See   Exhibit
                          VIII.1.2 and IX.3.2



ARTICLE 1   SUBJECT MATTER

1.1 In accordance with the terms and conditions hereinafter set forth, Seller hereby agrees to sell and Purchaser hereby agrees to purchase fifty-five (55) new Dornier 328-300 and 428 aircraft (hereinafter referred to as the "328-300 Aircraft" and "428JET Aircraft", respectively, and collectively referred to as the "Aircraft") designed and manufactured in compliance with the specifications set forth in Exhibit I hereto (the "Specification"), together with the optional equipment selected by Purchaser and installed in the Aircraft, as set forth in Exhibit II hereto (the "Optional Equipment").

1.2 The first twenty-five (25) Aircraft will be delivered to Purchaser in accordance with the terms of this Agreement and the Delivery Schedule, as that term is defined in Article
     5.1.  *****





ARTICLE 2   428JET AIRCRAFT

2.1 a. 428JET Aircraft technical specification issues shall be published in March (initial), based on Seller's 428JET Aircraft study completed earlier, May (preliminary), and August (complete) 1999. Seller's key schedule milestones for the 428JET Aircraft program are set forth in Exhibit XV ("428 Program Master Schedule"), attached hereto. Purchaser will be invited to participate in or witness the (i) Preliminary Design and Critical Design reviews; (ii) first flight test article ("SN 001") fuselage-wing mating; and, (iii) the first flight of SN 001, and of the other 428JET Aircraft flight test aircraft. Purchaser may request, and if requested, Seller will provide, at its facilities in Oberpfaffenhofen, Germany at an agreed time, an annual 428JET Aircraft program progress update briefing to Purchaser in late 1999, and at mutually convenient dates in 2000, 2001, and 2002.

     b. On or before July 1, 1999, or such later date as may be mutually agreed by the parties, Purchaser shall have agreed and accepted in writing the preliminary Specification for the 428JET Aircraft, including key performance parameters. If no such agreement and acceptance has been reached, this Agreement may be terminated by Purchaser with respect to Aircraft 26-55 and, if so terminated, Seller shall promptly return to Purchaser any Initial Deposits and Additional Deposits (as defined in Article 4), with interest computed in accordance with Article 2.3e, paid by Purchaser with respect to such Aircraft and thereafter neither party shall have any further rights, obligations or liabilities with respect to this Agreement for the sale and purchase of any 428JET Aircraft. Nothing contained herein shall be deemed to terminate Purchaser's obligations to purchase and accept delivery of the 328-300 Aircraft in accordance with the terms of this Agreement. In that event, Purchaser may terminate the 328-300 Aircraft program in accordance with Article 2.3.

2.2 Unless Purchaser's obligation to purchase 428JET Aircraft was terminated in accordance with Article 2.1.b, then Seller shall deliver 428JET Aircraft to Purchaser beginning in February 2003, as Aircraft delivery position numbers 26-55, unless:

     a.   *****

          (i)  *****


          (ii) *****



          (iii)     *****


          (iv) *****



          (v)  *****


          *****







     b. Purchaser does not obtain timely United Approval, as defined in Article 25, to include the 428JET Aircraft. Deliveries of the 428JET Aircraft will commence after United Approval is received, in accordance with the 428JET Aircraft Delivery Schedule.

     c. Purchaser's capacity requirements do not require 40-seat class lift in 2003. Such requirements will be defined by Purchaser not later than December 31, 2001 and Purchaser will so advise Seller in writing. Seller will commence 428JET Aircraft deliveries to Purchaser beginning in June 2004, provided (i) the 428JET Aircraft meets the performance parameters to be agreed pursuant to Article 2.2a. above, and (ii) United Approval is received, as in 2.2b. above.

     d.   *****


2.3  *****












     a.   *****


     b.   *****



     c.   *****








     d.   *****


     e.   *****






2.4  *****






2.5 In the event that 428JET Aircraft delivery positions become available before February 2003 ("Early Positions") because of a program acceleration, Seller and Purchaser shall meet to define the basis under which Purchaser shall be assigned any Early Positions, under the pricing terms and product support concessions agreed for Aircraft numbers 26-55.
     *****




ARTICLE 3   PRICE, TAXES

3.1  328-300 Aircraft Price

     a.   The  base  price  of  each 328-300  Aircraft  is  *****
          (the "328-300 Aircraft Base Price") which is the sum of:

          (i)  the  price of each 328-300 Aircraft, together with
               the  Standard SCNs, as set forth in Exhibit  II.1,
               Clause 1.2.1, in the amount of *****             ;
               and

          (ii) the  price of the Optional Equipment, as set forth
               in  Exhibit II.1, Clause 1.2.2, installed  in  the
               328-300   Aircraft  in  the   amount   of    *****
               .

     b.   *****





3.2  428JET Aircraft Price

     a.   The  base  price  of  each  428JET  Aircraft  is  *****
          (the "428JET Aircraft Base Price") which is the sum of:

          (i)  the  price of each 428JET Aircraft, together  with
               the  Standard SCNs, as set forth in Exhibit  II.2,
               Clause    2.2.1,   in   the   amount   of    *****
               ; and

          (ii) the  price of the Optional Equipment, as set forth
               in  Exhibit II.2, Clause 2.2.2, installed  in  the
               428JET   Aircraft   in  the  amount   of     *****
               .

     b.   *****

3.3 The Adjusted 328-300 Aircraft Base Price and Adjusted 428JET Aircraft Base Price are based on January 1999 economic conditions and are subject to adjustment from January 1999 to the month of Aircraft delivery in accordance with the price adjustment provisions set forth in Exhibit XI, attached hereto ("Price Adjustment Formula") and the terms of this Agreement with respect to the application of the Price Adjustment Formula. The Adjusted 328-300 Aircraft Base Price and the Adjusted 428JET Aircraft Base Price so adjusted shall be referred to as the "Aircraft Delivery Price."

3.4 Except as otherwise provided in this Article 3.4, the Aircraft Delivery Price is exclusive of any taxes, duties, imposts, value added or similar taxes or charges, (collectively "Taxes") which shall be for the account of Purchaser. If under the provision of any applicable law or regulation such Taxes are to be paid by Seller, Purchaser shall reimburse Seller accordingly. Seller hereby represents to Purchaser that pursuant to current U.S. and German law, German and U.S. Taxes are not applicable to aircraft sold and exported from Germany into the United States. Should there be a change in such law, Purchaser and Seller agree to modify this Agreement on mutually acceptable terms (which may include mutual termination). Purchaser shall, in any case, not be responsible for any Taxes normally borne by sellers of aircraft, including but not limited to Taxes on Seller's gross or net income.


ARTICLE 4   TERMS OF PAYMENT

4.1  Payment Terms

     a.   Purchaser  has  paid to Seller a cash  deposit  in  the
          amount  of  *****          per  Aircraft  for  a  total
          deposit  of *****            ("Initial Deposit").   The
          Initial Deposit will become non-refundable upon execution of this Agreement, except as otherwise provided in this Agreement.

     b.   An  additional deposit of *****           shall be paid
          to Seller upon execution of this Agreement ("Additional Deposit"). The Initial Deposit of ***** and the
          Additional Deposit of *****              will  be  held
          by    Seller   for   a   total   deposit    of    *****
          ("Deposit")  representing a *****         deposit  with
          respect to each Aircraft.

     c.   The  Aircraft  Delivery  Price  shall  be  payable   by
          Purchaser to Seller as follows:

          (i) application of the Deposit in equal installments of ***** per Aircraft;

          (ii) on                                           *****
               ("Progress Payment"); and

          (iii) upon delivery of each Aircraft, the balance of the Aircraft Delivery Price.

     d.   *****



          (i)  *****







          (ii) *****



4.2  *****





















4.3 Seller shall submit an invoice to Purchaser for each payment due pursuant to Article 4.1c above. The invoice for the balance of the Aircraft Delivery Price (or the full purchase price in the case of a financed Aircraft, as requested by Purchaser) shall detail the price adjustment calculations pursuant to Article 3.3 above.

4.4 Any other amount due to Seller pursuant to this Agreement shall be invoiced separately and shall be paid no later than thirty (30) days after the date of invoice except as may be otherwise provided for herein.


ARTICLE 5    INSPECTION, ACCEPTANCE, DELIVERY

5.1 The Aircraft shall be available for inspection, reinspection, acceptance and delivery at Seller's facilities in Oberpfaffenhofen, Federal Republic of Germany (the "Delivery Location") in accordance with the delivery schedule specified in Exhibit III hereto ("Delivery Schedule") as it may be adjusted by mutual agreement of the Parties or in accordance with the provisions of this Agreement. The Parties shall co-ordinate and agree, no later than sixty (60) days prior to the delivery of the first Aircraft, on the flight inspection procedures to be used to confirm each Aircraft complies with this Agreement.

5.2 Seller shall provide preliminary written notification to Purchaser, no later than sixty (60) days prior to the projected date each Aircraft shall be available for inspection and acceptance tests. Thereafter, Seller shall provide written notification to Purchaser, no later than thirty (30) days prior to the date each Aircraft shall be available for inspection and acceptance tests ("Date of Availability") and Purchaser shall inspect, and if the Aircraft conforms with this Agreement, accept and take delivery (as hereinafter defined) of the Aircraft not later than five (5) days after such Date of Availability (the "Inspection Period"). During the Inspection Period, Seller shall have appropriate personnel available to assist Purchaser in the conduct of its inspection. In the event the Aircraft is not in compliance with this Agreement, the Inspection Period will be deemed to be extended, pursuant to
     Article 5.4c below, by the number of days required to complete Purchaser's ground inspection and flight inspection, including any needed re-inspections, until Purchaser either determines the Aircraft does or does not comply with the provisions of this Agreement. If (i) the Date of Availability is scheduled by Seller less than five
     (5) days before the end of a month or (ii) the Acceptance is extended beyond the month of the original Date of Availability due to the Aircraft not being in compliance with this Agreement, then the Price Adjustment Formula shall not apply to such Aircraft after the month of the original Date of Availability.

5.3 During the Inspection Period and at the Delivery Location, Purchaser shall, in coordination with Seller, inspect, perform the acceptance flight and accept the Aircraft in accordance with this Agreement. Purchaser shall authorize its representative(s) (the "Purchaser's Representative"), as evidenced by a written Power of Attorney in the form set forth in Exhibit IV hereto, to inspect the Aircraft and perform the acceptance flight in order to confirm the Aircraft are in compliance with this Agreement and, if so, execute the Aircraft Receipt Form and the Certificate of Technical Acceptance on behalf of Purchaser. Seller shall make facilities available to Purchaser's Representatives to perform inspections of the Aircraft.

5.4  Inspection and Acceptance

     a. During the Inspection Period, Purchaser's Representative shall, in coordination with Seller, promptly inspect the Aircraft and perform the acceptance flight of the Aircraft. Purchaser's Representative shall be permitted to participate in the acceptance flight of the Aircraft for a period not to exceed three (3) hours, provided, however, such acceptance flight shall at all times remain under the complete control of Seller with Seller's pilot in command. The acceptance flight shall be performed in accordance with Purchaser's flight inspection procedures as agreed to by Seller. Seller shall not be required to provide any special instrumentation for the acceptance flight.

     b. Provided the Aircraft complies with the terms of this Agreement, then promptly upon completion of the inspection and acceptance flight of the Aircraft, which confirms compliance with this Agreement, Purchaser's Representative shall deliver to Seller a signed certificate of technical acceptance in the form set forth in Exhibit XX hereto (the "Certificate of
          Technical Acceptance"). Such signed Certificate of Technical Acceptance shall irrevocably constitute conclusive evidence that such Aircraft technically complies with the terms and conditions of this Agreement and has been technically accepted without any condition or reservation by Purchaser except as (i) such condition or reservation is noted on the Certificate of Technical Acceptance and (ii) to non-conformance with the Specification that is not reasonably susceptible to identification during Purchaser's inspection as set forth in Exhibit VIII, Clause 1.3.a. Upon execution of the Certificate of Technical Acceptance, Seller shall lock and otherwise secure the Aircraft until Acceptance.

     c. In the event Purchaser's Representative determines, after an inspection (as described herein) that the Aircraft is not in compliance with this Agreement, Purchaser's Representative shall provide Seller, in writing, specific details of any alleged non-compliance. Upon Seller's confirmation of any non-compliance with the terms of this Agreement and prior to the execution of the Certificate of Technical Acceptance, Seller shall, at Seller's sole expense, remedy any non-compliance, or agree in writing to remedy or cause to remedy the non-compliance as soon as reasonably practicable after Aircraft delivery. Purchaser shall have the right to reinspect the Aircraft to confirm Seller has remedied the non-compliance and that the Aircraft conforms to the terms of this Agreement. Such confirmation may include another acceptance flight of the Aircraft. Upon Seller's remedy of any non-compliance or the Parties agreement on performing such remedy after Aircraft delivery, Purchaser's Representative shall execute and deliver to Seller the Certificate of Technical Acceptance.

     d. In the event, without just and reasonable cause (reasons of Force Majeure constitute just and reasonable cause), Purchaser's Representative is not present at the Delivery Location within five (5) days of the Date of Availability for the inspection and acceptance flight, or fails, without lawful cause, to execute a Certificate of Technical Acceptance and Aircraft Receipt Form, or Purchaser fails to take delivery as required by Article 5.5a ("Default of Acceptance"), Seller shall, in addition to any other rights of Seller under this Agreement and/or at law or equity, be entitled to compensation from Purchaser for all costs and expenses incurred or to be borne by Seller as a result of such delay including, but not limited to, the reasonable cost of storage, maintenance, insurance, and tax. Additionally, such Default of Acceptance shall be deemed to be a failure of Purchaser to effect any payment when due, pursuant to Article 13 herein.


5.5  Delivery

     a. The Aircraft shall be delivered upon full payment to Seller of the amounts due for such Aircraft pursuant to
          Article  4.1 herein or as otherwise provided in Article
          20. Upon delivery of the Aircraft, Purchaser shall (i) execute and deliver a certificate of final acceptance in the form set forth in Exhibit V hereto (the
          "Certificate of Final Acceptance") to Seller ("Acceptance"), and (ii) confirm receipt of the Aircraft in the form set forth in Exhibit VI hereto, and Seller shall deliver to Purchaser an executed Bill of Sale, conveying good and marketable title free and clear of any encumbrances, in the form set forth in
          Exhibit VII hereto and an FAA Bill of Sale. No delivery shall be scheduled on a day before a non-Business Day. Risk of loss or damage to each Aircraft shall pass from Seller to Purchaser upon Acceptance.

     b. Purchaser shall not, by virtue of anything contained in this Agreement, including, without limitation, any payments made by Purchaser hereunder or any designation or identification by Seller of any particular aircraft as Aircraft, acquire title to, special property or any other right in any Aircraft, prior to receipt by Purchaser of the Bill of Sale for such Aircraft.

5.6  Ferry Flight

     a.   Purchaser  shall  be  responsible  for  obtaining   any
          licenses, permits or authorizations required for the importation of each of the Aircraft into the country of destination. Seller will, on behalf of and for the expense of Purchaser (such expenses shall not include any expenses of Seller), apply for any licenses, permits or authorizations required for the exportation of each Aircraft after delivery from the Federal Republic of Germany to the United States and for all licenses or permits required to ferry the Aircraft to the United States. Each Party agrees, upon the request of the other, to assist the requesting Party in obtaining any of the licenses, permits or authorizations the requesting Party is obligated to obtain hereunder.

     b.   All   of  Purchaser`s  Representative's  personal   and
          incidental expenses related to Aircraft inspection, acceptance and delivery and the cost of catering for its fly-away shall be borne by Purchaser.

     c. After delivery, the Aircraft shall be ferried to Dulles International Airport, Dulles, Virginia ("Dulles") with a crew consisting of Seller's co-pilot and Purchaser's pilot. Seller's co-pilot shall be available for duty after Acceptance so as to permit Purchaser to immediately export the Aircraft from Germany. ***** Seller will also furnish the Aircraft ferry kit for each ferry flight. Purchaser, at its cost, will ship the ferry kits from Dulles back to the Purchaser at the Delivery Location. Aircraft discrepancies occurring during the ferry flight will be corrected by Seller on site in accordance with its warranty policy. Any Taxes imposed on Purchaser due to the failure of Seller's co-pilot to be available for ferry service so that the Aircraft is subject to taxation in Germany because it could not be exported from Germany shall be borne by Seller notwithstanding the provision of Article 3.4 hereof.



ARTICLE 6   CERTIFICATION

6.1 At time of delivery, each Aircraft will comply with Part 25 of the Federal Aviation Regulations ("FAR") of the United States Federal Aviation Administration ("FAA"), as set forth in the Specification. If the Aircraft is delivered with a temporary exemption from FAR Parts 25 and 121, which exemption expires while the Aircraft are being operated by Purchaser, Seller shall at its expense implement permanent corrective action. If, after delivery of the Aircraft, the FAA decides that certification of the Aircraft under Part 25 was in error, Seller shall, at its cost, bring the Aircraft into compliance with Part 25.

6.2 The Aircraft will be delivered in an airworthy condition with a valid and effective Certificate of Airworthiness for Export issued by the LBA and a valid and effective FAA
     Standard Certificate of Airworthiness.

6.3 If prior to delivery of the Aircraft the issuance of any of the certificates under this Article 6 is discontinued, Seller shall be deemed to have provided such discontinued certificate by submitting to Purchaser the corresponding substitute certificate or, if not existing, by demonstrating that the Aircraft complies with the Specification and that such certificate(s) is no longer required to export or operate the Aircraft.

6.4 When delivered, the Aircraft, as configured in accordance with Exhibit II, shall comply with the airworthiness requirements set forth in this Article 6 and with FAR Part
     121. Any additional equipment ("Additional Equipment") required to be installed in or on the Aircraft to comply with airworthiness or operational requirements for Purchaser's specific operations and/or to comply with changes to FAR Part 121, additional airworthiness, operational, registration or certification requirements becoming effective after execution of this Agreement which is applicable to all aircraft in general or to all aircraft of the same category as the Aircraft (a "Regulatory Change") will be for the account of Purchaser and subject to an amendment to this Agreement, including an appropriate adjustment in the Aircraft Delivery Price and Delivery Schedule. Any Additional Equipment installed to correct a defect specific to the Aircraft, to the components thereof or the fleet of Aircraft, will be for the account of Seller and such Aircraft will not be subject to the Price
     Adjustment Formula for the period of time necessary to correct the defect. Purchaser shall be obligated to accept the Aircraft if the Aircraft Delivery Price increase (related to installation of such Additional Equipment as a result of a Regulatory Change) does not exceed ***** per Aircraft. Any delay in the delivery of the Aircraft as a result of a Regulatory Change shall be deemed an Excusable Delay, as defined in Article 11.1a.
ARTICLE 7   TECHNICAL CHANGES

7.1 Except as provided in Articles 7.2 herein and 6.4 above, the Specification and Optional Equipment may be changed or amended from time to time by written agreement between the Parties in the form of a specification change notice issued by Seller and approved by Purchaser (the "Specification Change Notice" or "SCN"). The SCN shall set forth in detail the particular changes to be made, and the effect, if any, of such changes on design, performance, weight and balance, date of delivery, price of the Aircraft, on the affected paragraphs of the Specification and on the Optional Equipment. Any such changes as evidenced by an SCN shall constitute an amendment to this Agreement, including an appropriate adjustment in the Aircraft Delivery Price and Delivery Schedule.

7.2  Notwithstanding  anything  to  the  contrary  contained   in
     Article 7.1 herein, Seller shall have the right, at its expense, without the prior consent of Purchaser, to make modifications, alterations or changes to the Specification, or the Optional Equipment or to substitute substantially equivalent equipment, accessories or materials in the Aircraft where such changes or substitutions are deemed necessary by Seller in order to prevent delays in manufacture or delivery, or to improve the performance, manufacture, reliability, stability, control, utility, maintenance or appearance of the Aircraft ("Manufacturer
     Specification Change Notice" or "MSCN"), provided such substitutions, modifications, alterations, or changes shall not affect the Aircraft Delivery Price, the Delivery Schedule, the Aircraft warranties, maintenance cost and operational guarantees, Purchaser's spare parts inventory requirements or the interchangeabilty, maintainability (including, but not limited to, maintenance cost or replaceability of spare parts) or the performance characteristics of the Aircraft or of the changed components.

     Seller shall inform Purchaser of any significant changes to the Specification or the Optional Equipment and shall supply to Purchaser appropriate revisions to the Specification or this Agreement, as this case may be.


ARTICLE 8   AIRCRAFT CONFIGURATION

8.1 The Aircraft will be delivered to Purchaser in accordance with the Specification and with the Optional Equipment installed as set forth in Exhibit I and II.

8.2 In the event Purchaser elects to change the Aircraft configuration or its selected Optional Equipment, the changes shall be subject to an amendment to this Agreement, including adjustment in the Aircraft Delivery Price and Delivery Schedule, if appropriate.

8.3 The Aircraft will be delivered in the current production specification incorporating Purchaser's Optional Equipment as set forth in Exhibit II, and those highly recommended Service Bulletins as may be incorporated during the Aircraft assembly process without delaying series production or Aircraft delivery. Should the incorporation of such Service Bulletins threaten to delay production or delivery, then the relevant Service Bulletin modification kits shall be provided to Purchaser under the terms of Exhibit VIII, Clauses1.4.e. and f.

ARTICLE 9   PRODUCT WARRANTIES

Concurrently with the delivery of each Aircraft, Seller shall provide or cause to be provided to Purchaser the product warranties and service life policy as set forth in Exhibit VIII hereto (the "Product Warranties").


ARTICLE 10   CUSTOMER SUPPORT/TRAINING PACKAGE

10.1 Seller shall provide Purchaser the customer support as described in Exhibit IX hereto ("Customer Support"). This Customer Support is included in the Aircraft Delivery Price at no additional cost to Purchaser, unless otherwise specified in Exhibit IX.

10.2 Customer Support shall be subject to the reasonable provisions, conditions and procedures contained in both the then current Customer Support Manual ("Manual") and Seller's then applicable general terms and conditions for sale of spare parts or repair of parts and rental agreements ("Terms and Conditions") as issued by Seller from time to time. Notwithstanding the previous sentence, no term or provision of the Manual or Terms and Conditions, as they may be issued or modified from time to time, shall vary the terms of this Agreement and the Exhibits hereto. No term or provision of any such Manual or Terms and Conditions shall limit or be deemed to limit Purchaser's rights or Seller's obligations for the provision of Customer Support.

10.3 Seller, its affiliate, or a third party selected by Seller, at Seller's discretion, shall provide Purchaser certain FAA approved initial and recurrent pilot, flight attendant, maintenance, ground handling, general familiarization and engine run-up training, as appropriate, as set forth in
     Exhibit IX, attached hereto.


ARTICLE 11   EXCUSABLE DELAY

11.1 Force Majeure

     a.        (i)   Seller  shall  have  no  responsibility   or
               liability with respect to any failure or delay  in
               the  performance of any term or condition of  this
               Agreement, if such failure or delay in performance is due in
               whole   or   in  part  to  any  cause   which   is
               unforeseeable,  unavoidable  or  beyond   Seller's
               reasonable control including, but not limited  to:
               acts  of  God; flood; fire; explosions; epidemics;
               quarantine    restrictions;    labor     disputes;
               industrial  unrest;  acts of  war;  public  enemy;
               insurrection; riot or civil disorder;  any  order,
               decree, law or regulation of any court, government
               or   governmental  agency;  failure  or  delay  in
               obtaining  any  governmental  approvals  (due   to
               another Excusable Delay); allocation regulations affecting materials, labor, equipment, facilities or aircraft; or delay or failure on the part of suppliers or subcontractors due to any of the above events.

          (ii) *****











          (iii)      A  failure  or  delay in the performance  by
               *****        of  any  term  or condition  of  this
               Agreement attributable to any of the foregoing events in (i) and (ii) above ("Force Majeure") shall constitute an excusable delay ("Excusable Delay").

     b. Any date or period of time stipulated herein for the performance of any obligation which is affected by an event of Force Majeure shall be prolonged to the extent of the duration of such Force Majeure, provided a right of termination as specified hereinafter is not exercised. Seller and Purchaser agree to collaborate and to use their reasonable efforts to mitigate the impact of such event of Force Majeure.

     c. If an event of Force Majeure occurs, which may result in a delay of the delivery of the Aircraft, written notice thereof shall be provided. Such notice shall reasonably identify the event and specify either:

          (i) the period of delay which may reasonably be expected to result therefrom, or
          (ii) that such period of probable delay is so uncertain that it cannot be reasonably estimated.

          As soon as possible after the occurrence of an event of Force Majeure, Seller shall provide Purchaser with a revised Aircraft delivery schedule (the "Revised
          Delivery Schedule") which shall replace the Delivery Schedule set forth in Exhibit III hereto. Seller shall not discriminate against Purchaser in the event that such event of Force Majeure requires Seller to reschedule deliveries to more than one customer.

     d. If, as a result of one or more events of Force Majeure due to reasons set forth in Article 11.1.a.(i):

          (i) the Revised Delivery Schedule provides that the delivery of an Aircraft shall take place more than ten (10) months after the last day of the calendar month in which delivery of such Aircraft is otherwise required hereunder, Purchaser may terminate this Agreement in respect to such delayed Aircraft, by giving written notification of such termination within thirty (30) days after receipt by Purchaser of such Revised Delivery Schedule; or

          (ii) the actual delivery of the Aircraft has not taken place after ten (10) months after the last day of the calendar month in which delivery of such Aircraft is otherwise required hereunder, Purchaser may terminate this Agreement in respect to such delayed Aircraft, by giving written notification of such termination within thirty
               (30)  days  after  expiration  of  such  ten  (10)
               months.

          (iii) Seller is unable to deliver each of six (6) or more consecutive Aircraft within ten (10) months after the last day of the calendar month in which such Aircraft was originally scheduled to be delivered, Purchaser may terminate this Agreement, by giving thirty (30) days prior written notice. However, if, as the result of such Force Majeure, Seller discontinues manufacture of the specific aircraft model sold under this Agreement, and continued deliveries to Purchaser would require reactivation of the production line for such specific aircraft model or otherwise cause undue hardship to Seller, Seller will have no obligation to deliver future Aircraft.

     e. If, as a result of one or more events of Force Majeure due to reasons set forth in Article 11.1.a.(ii), each of six (6) or more consecutive Aircraft is not delivered within ten (10) months after the last day of the calendar month in which such Aircraft was scheduled to be delivered, this Agreement may be terminated by Seller giving thirty (30) days prior written notice.
     In the event of such termination, the rights of the Parties shall be determined in accordance with Article 11.4 herein. In the event a Party fails to exercise its right of termination pursuant to this Article 11.1.d., such Party shall have no further right pursuant to this Article 11 to terminate this Agreement with respect to such delayed Aircraft.

11.2 Lost or Destroyed Aircraft

     a. In the event that prior to delivery of an Aircraft, the aircraft allocated by Seller to Purchaser is lost, destroyed or in Seller's opinion damaged beyond repair (the "Lost Aircraft"), Seller shall promptly notify Purchaser in writing of such event. As soon as possible after such event, Seller shall notify Purchaser of the date on which delivery of a replacement aircraft (the "Replacement Aircraft") manufactured in the same configuration as the Lost Aircraft, can be expected, consistent with Seller's other contractual commitments and production schedule. Seller shall not discriminate against Purchaser in the event that Aircraft of more than one customer are lost or destroyed in the same incident.

     b.   Purchaser  shall notify Seller, not later  than  thirty
          (30) days after receipt of Seller's notice, of Purchaser's acceptance or rejection of Seller's proposed Replacement Aircraft delivery date. Non-receipt by Seller of Purchaser's notification within such period is deemed to be considered as Purchaser's acceptance of Seller's proposed Replacement Aircraft delivery date.

     c. In the event Purchaser rejects Seller's proposed Replacement Aircraft delivery date and an alternative Replacement Aircraft delivery date is not mutually agreed by the Parties, either Party is entitled to terminate  this  Agreement as to the Lost  Aircraft  by
          providing written notification to the other Party within thirty (30) days of the date of Seller's receipt of Purchaser's rejection of the proposed Replacement Aircraft delivery date. In the event of such termination, the rights of the Parties shall be determined in accordance with Article 11.4 herein.

     d. If a Replacement Aircraft delivery date is agreed between the Parties, an amendment to this Agreement shall be executed establishing the delivery date for such Replacement Aircraft. The time required to replace the Lost Aircraft shall be deemed an Excusable Delay. The remaining terms and conditions of this Agreement applicable to the Lost Aircraft shall apply to the Replacement Aircraft.

     e. Notwithstanding the foregoing, nothing herein shall oblige Seller to deliver a Replacement Aircraft if the manufacture of the specific aircraft model sold under this Agreement has been discontinued and delivery of a Replacement Aircraft would require reactivation of the production line for such aircraft model or otherwise cause an undue hardship to Seller.


11.3 Price Adjustment

     In the event of a delay in the delivery of an Aircraft attributable to the provisions of this Article 11, the Adjusted 328-300 Aircraft Base Price/Adjusted 428JET Aircraft Base Price shall be adjusted pursuant to Article
     3.3 to the actual date of Acceptance, however, *****


11.4 Termination

     Nothing herein will limit either Party's ongoing rights and obligations under this Agreement with respect to any Aircraft delivered prior to termination. Termination pursuant to Article 11.1.d. or 11.2.c. herein shall terminate and discharge all obligations and liabilities of the Parties whatsoever only with respect to the terminated Aircraft and all undelivered items and services to be supplied hereunder, which are specifically related thereto. Notwithstanding the foregoing, Seller shall return to Purchaser any Deposits and Progress Payments paid to Seller by Purchaser in respect of such terminated Aircraft, without interest.


ARTICLE 12   NON-EXCUSABLE DELAY

12.1 In  the  event  that Seller, through no fault of  Purchaser,
     does not deliver an Aircraft within *****          after the
     last day of the calendar month in which delivery of that Aircraft is scheduled, such delay not being an Excusable Delay, then :

     a. If Seller advises Purchaser more than ***** before the first day of a month in which an Aircraft is scheduled to be delivered that such delivery will be
          delayed more than *****             after the last  day
          of  such  month,  Seller shall  pay  *****           as
          liquidated  damages  for  each  day  of  delay  in  the
          delivery    of    such    delayed    Aircraft,    *****
          .

     b. If Seller advises Purchaser less than ***** before the first day of a month in which an Aircraft is scheduled to be delivered that such delivery will be
          delayed more than *****              after the last day
          of such month, Seller shall pay as liquidated damages, for each Aircraft delayed more than ***** in the delivery of such delayed Aircraft, *****

12.2 In the event that delivery of an Aircraft is delayed by more
     than  *****                              after the last  day
     of the calendar month in which delivery of that Aircraft is scheduled, and such delay is not an Excusable Delay, Purchaser may, by written notice to Seller given no later
     than  *****                  after expiration of such  *****
     , terminate this Agreement only in respect to that Aircraft which is the subject of such delay. Seller, at Purchaser's option, shall return or credit to Purchaser, within ***** after such notice, all sums previously paid by Purchaser to Seller in respect of that Aircraft *****

12.3 It is expressly acknowledged that any amount to be paid by Seller and Purchaser's rights and remedies as a result of a delay in delivery of any Aircraft (but not as a result of Seller's failure to deliver any Aircraft) as set forth in this Article 12 is agreed and accepted as liquidated damages and not as a penalty (no other method of quantifying such damages being possible) and are agreed as final and exclusive and in lieu of any other rights and remedies.

12.4 *****










ARTICLE 13   EVENT OF DEFAULT, REMEDIES

13.1 Each of the following events shall be deemed to be an "Event of Default":

     a.   Either  Party  fails  to make  any  payment  of   *****
          or  more  under this Agreement within four (4) Business
          Days after the due date;

     b.   Either Party fails to make any other payment under this
          Agreement  when  due,  and such failure  continues  for
          *****         Business Days after the defaulting  Party
          receives written notice thereof.

     c.   Either  Party  fails to perform or  observe  any  other
          material  obligation for at least  *****           days
          after receipt of written notice, unless such failure cannot be remedied with diligent effort during such
          *****           period and the non-defaulting Party (i)
          determines in good faith that such failure may be remedied with additional efforts within an additional
          period of *****                         days, and  (ii)
          is diligently proceeding by appropriate proceedings to correct such failure, in which case such failure continues for a period in excess of such longer period
          (not  exceeding *****                              days
          from the date of notice) as may be necessary to remedy such failure with diligent effort of the defaulting Party.

     d. Any material representation or warranty of either Party is incorrect in a material respect when made, remains material when discovered ("Misrepresentation"), and, if the effect of such Misrepresentation is curable, is not
          cured   within   *****               days   after   the
          defaulting Party's receipt of written notice thereof from the other Party. If the effect of such Misrepresentation is not curable, an Event of Default shall exist immediately upon receipt of such written notice.

     e.   At  any  time prior to delivery of an Aircraft,  either
          Party

          (i)  becomes  bankrupt  or  insolvent,  or  admits   in
               writing that it is unable, or is in fact unable, to pay its debts as they mature; or

          (ii) applies   for  or  consents  to  or  suffers   the
               appointment of a receiver for any of its business or assets; or

          (iii) has a trustee, liquidator or similar officer appointed for it after a petition has been filed for its winding up or reorganization under a bankruptcy law and is not withdrawn or dismissed within ninety (90) days thereafter; or

          (iv) makes  an  assignment  for  the  benefit  of   its
               creditors; or

          (v) commences any bankruptcy, reorganization, arrangements, insolvency or liquidation or winding up proceedings, or other proceedings for relief under any bankruptcy law or similar law for relief of debtors or any such proceeding is instituted against it.

     f.   The  guaranty of the guarantor *****         ceases  to
          be in full force and effect, or said guarantor repudiates the validity of the guaranty, in each case, at any time prior to the termination of such guaranty in accordance with its terms.

13.2 Upon the occurrence of any one or more of the Events of Default as defined in Article 13.1a, e, and f and at any time thereafter as long as the same may be continuing, the non-defaulting Party may exercise the following remedies:

     a.   suspend performance of its obligations until such Event
          of   Default  has  been  cured  with  respect  to   any
          undelivered Aircraft or services with respect to such undelivered Aircraft; and/or

     b. in the event of an Event of Default under Article 13.1.a, the defaulting Party shall pay, for each day of payment delay, interest, computed daily on the sum due,
          at       a       rate      equal      to          *****
          , but not to exceed the maximum rate allowed by applicable law ("Past Due Rate"); and/or

     c.   terminate   this   Agreement  with   respect   to   any
          undelivered Aircraft or services with respect  to  such
          undelivered   Aircraft  that  are   subject   to   this
          Agreement; and/or

     d. exercise any rights and remedies to which the non-defaulting Party may be entitled including the return of any Deposits, Progress Payments or other payments made pursuant to the provisions of this Agreement and as may be available at law or in equity.

13.3 Upon the occurrence of any one or more of the Events of Default as defined in Article 13.1b, c, and d and at any time thereafter as long as the same may be continuing, the non-defaulting Party may exercise the following remedies:

     a. subject to the outcome of Arbitration and Consultation as provided for in Article 34.2, suspend performance of its obligations until such Event of Default has been cured; and/or

     b.   in  the  event  of  an Event of Default  under  Article
          13.1.b, the defaulting Party shall pay, for each day of payment delay, interest, computed daily on the sum due, at a rate equal to the Past Due Rate; and/or

     c. subject to the outcome of Arbitration and Consultation as provided for in Article 34.2, terminate this Agreement with respect to any undelivered Aircraft or services with respect to such undelivered Aircraft as are subject to this Agreement; and/or

     d.   subject  to the outcome of Arbitration and Consultation
          as  provided for in Article 34.2, exercise  any  rights
          and remedies to which the non-defaulting Party may be entitled with respect to such undelivered Aircraft
          pursuant                                             to
          the provisions of this Agreement and as may be available at law or in equity.

13.4 The exercise or failure to exercise any remedy hereunder shall not constitute a waiver of nor prevent the exercise of any other remedy in this Agreement and no waiver of any breach or failure to declare any default shall prevent the non-defaulting Party from declaring this Agreement to be in default and to exercise any remedy provided hereunder.

ARTICLE 14   LIMITED LIABILITY, INDEMNIFICATION

14.1 THE PARTIES TO THIS AGREEMENT EXPRESSLY RECOGNIZE THE COMMERCIAL NEED TO DEFINE, APPORTION AND LIMIT CONTRACTUALLY THE RISKS ASSOCIATED WITH THE PURCHASE, SALE AND USE OF THE AIRCRAFT AND THE PRODUCTS, INFORMATION, INSTRUCTIONS, TRAINING SERVICES AND OTHER THINGS PROVIDED UNDER THIS AGREEMENT. TO ACHIEVE THIS END, SELLER AND PURCHASER UNDERSTAND AND AGREE THAT ALL OF THEIR RESPECTIVE REMEDIES FOR ANY ALLEGED LIABILITY ARISING UNDER OR IN ANY WAY RELATED TO THIS AGREEMENT SHALL BE LIMITED TO THE REMEDIES EXPRESSLY AGREED UPON AND STATED IN THIS AGREEMENT. SELLER AND PURCHASER EXPRESSLY AGREE THAT THEY SHALL HAVE NO OTHER REMEDIES OTHER THAN THOSE EXPRESSLY STATED IN THIS AGREEMENT AND THAT THE TERMS OF THIS ARTICLE 14 ARE AN ESSENTIAL BASIS OF THIS BARGAIN.

14.2 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF SELLER, AND THE REMEDIES AGAINST SELLER WHICH ARE EXPRESSLY SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ANY OTHER WARRANTIES, OBLIGATIONS, LIABILITIES AND REMEDIES OF ANY NATURE WHATSOEVER, EXCEPT WITH RESPECT TO WARRANTY OF TITLE. PURCHASER HEREBY EXPRESSLY ACKNOWLEDGES SELLER'S DISCLAIMER OF ALL OTHER WARRANTIES, GUARANTEES, OBLIGATIONS, AND LIABILITIES OF SELLER AND EXPRESSLY WAIVES ALL OTHER RIGHTS OR REMEDIES AGAINST SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, IN CONTRACT, IN TORT OR OTHERWISE, WITH RESPECT TO ANY BREACH OF THIS AGREEMENT, INCLUDING DELAY OR DEFAULT, AND WITH RESPECT TO ANY DEFECT, NONCONFORMANCE OR DEFICIENCY IN ANY PRODUCTS DELIVERED UNDER THIS AGREEMENT OR IN ANY OF THE MANUALS, TECHNICAL PUBLICATIONS, INFORMATION, INSTRUCTIONS OR OTHER GOODS OR SERVICES PROVIDED PURSUANT TO THIS AGREEMENT.

     WITHOUT LIMITATION, SELLER HEREBY DISCLAIMS:

     (I)  ALL IMPLIED WARRANTIES OF MERCHANTABILITY;

     (II) ALL  IMPLIED  WARRANTIES OF FITNESS  FOR  A  PARTICULAR
          PURPOSE; AND

     (III)   ALL  IMPLIED  WARRANTIES  ARISING  FROM  COURSE   OF
          PERFORMANCE,  COURSE  OF  DEALING  OR  USAGE  OR  TRADE
          PRACTICES.

     AS USED HEREIN, THE TERM "SELLER" INCLUDES SELLER, ITS PARENT, SUBSIDIARIES, AFFILIATES OR RELATED COMPANIES, ASSIGNEES AND SUCCESSORS, VENDORS AND SUBCONTRACTORS AS
     WELL AS ALL OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES AND AGENTS AS USED HEREIN, THE TERM "PURCHASER" INCLUDES PURCHASER, ITS PARENT, SUBSIDIARIES, AFFLILIATES AND RELATED COMPANIES, ASSIGNEES AND SUCCESSORS AS WELL AS PURCHASER'S OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES AND AGENTS.

14.3 NEITHER SELLER NOR PURCHASER SHALL, UNDER ANY CIRCUMSTANCES OR UNDER ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE), HAVE ANY LIABILITY TO THE OTHER PARTY FOR CONSEQUENTIAL, SPECIAL, INCIDENTAL AND/OR PUNITIVE DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUES RESULTING FROM ANY BREACH OF THIS AGREEMENT OR FAILURE OF EITHER PARTY TO PERFORM ANY OBLIGATION HEREUNDER. SELLER AND PURCHASER EXPRESSLY WAIVE ANY AND ALL RIGHTS WHICH IT MAY HAVE OTHERWISE HAD TO SEEK AND/OR TO RECOVER SUCH DAMAGES, EXCEPT IF OCCASIONED BY WILLFUL MISCONDUCT OF THE OTHER PARTY.

14.4 NOTHING CONTAINED IN THIS ARTICLE 14 SHALL CONSTITUE A WAIVER OR RELEASE OR RENUNCIATION OF, OR INDEMNITY FOR, ANY LOSSES, DAMAGES OR CLAIMS BY PURCHASER AGAINST SELLER FOR CONTRIBUTION TOWARD THIRD PARTY BODILY INJURY OR PROPERTY DAMAGE CLAIMS BASED ON PRODUCT LIABILITY THEORIES (TO THE EXTENT OF SELLER'S RELATIVE PERCENTAGE OF THE TOTAL FAULT OR OTHER LEGAL RESPONSIBLITY OF PERSONS CAUSING SUCH BODILY INJURY OR PROPERTY DAMAGE).

14.5 EXCEPT   AS   OTHERWISE  PROVIDED  FOR  IN  THIS  AGREEMENT,
     PURCHASER SHALL BE RESPONSIBLE FOR AND SHALL INDEMNIFY AND HOLD HARMLESS SELLER, AS DEFINED IN ARTICLE 14.3 ABOVE, FROM
     AND AGAINST ALL CLAIMS, DEMANDS OR CAUSES OF ACTION, LIABILITIES, LOSSES, JUDGEMENTS, SUITS (INCLUDING, BUT NOT
     LIMITED   TO,  COSTS,  EXPENSES  AND  LEGAL  FEES   INCIDENT
     THERETO),  AND  DAMAGES  OF  ANY  NATURE    -  TANGIBLE   OR
     INTANGIBLE, WHETHER IN CONTRACT, TORT, STATUTE OR OTHERWISE, WHICH IN ANY WAY ARE CONNECTED TO OR ARISING FROM THIS AGREEMENT OR THE USE, OPERATION, OWNERSHIP OR CONTROL OF THE AIRCRAFT, AND WHICH RESULT IN ANY DEGREE FROM ACTS OR
     OMISSIONS   OR   THE  LEGAL  RESPONSIBILITY  OF   PURCHASER.
     FURTHERMORE, PURCHASER SHALL INDEMNIFY AND HOLD HARMLESS SELLER FROM AND AGAINST SUCH OCCURRENCES, MENTIONED IN THE PRECEDING SENTENCE, CAUSED BY PURCHASER OR SELLER, (WHETHER
     OR NOT ARISING FROM THEIR NEGLIGENCE), ARISING OUT OF, RELATING TO OR RESULTING FROM THE OPERATION OF THE AIRCRAFT SUBSEQUENT TO THE ACCEPTANCE OF SUCH AIRCRAFT OR THE ACTS OR
     OMISSIONS             OF             SELLER             WHEN
     PERFORMING SERVICES AT PURCHASER'S FACILITY OR UNDER PURCHASER'S AUSPICES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED
     IN THIS ARTICLE 14.5, SELLER SHALL NOT BE ENTITLED TO INDEMNIFICATION FOR BODILY INJURY, DEATH OR LOSS OR DAMAGE
     TO  PROPERTY  CAUSED  BY  THE GROSS  NEGLIGENCE  OR  WILLFUL
     MISCONDUCT OF SELLER.

14.6 IN THE EVENT THAT ANY PART OF THIS ARTICLE 14 IS HELD TO BE INEFFECTIVE FOR ANY REASON, THE REMAINDER OF SUCH PROVISION SHALL REMAIN IN FULL FORCE AND EFFECT. IN THE EVENT ANY TERM OF THIS ARTICLE 14 CONFLICTS WITH THE TERMS OF ANY OTHER ARTICLE OF THIS AGREEMENT, THE TERMS OF THIS ARTICLE 14 SHALL PREVAIL.


ARTICLE 15   PATENT INFRINGEMENT

15.1 Seller shall indemnify and hold harmless Purchaser from and against all claims, suits, demands, proceedings, damages and costs or expenses (excluding any incidental or consequential damages and excluding any liabilities, costs, loss of revenues or profit resulting from loss of use, but including costs of replacing the infringing item or of otherwise curing any infringement preventing Purchaser from using the Aircraft), resulting from any actual or alleged infringement of any Canadian, U.S., and German patents which have been issued as of the date of delivery of the Aircraft, by the Aircraft, or by any accessory, equipment or part installed therein. Such indemnity shall also extend to patents issued by other countries only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

     a. such other country in which the Aircraft is permanently registered has ratified and adhered to and is at the time of the actual or alleged infringement, a contracting party to the Chicago Convention on a International Civil Aviation of December 7, 1994 and is fully entitled to all benefits of Article 27 thereof, and

     b. such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to either of the foregoing conventions.

15.2 Seller's obligation under Article 15.1 herein

     a. shall not apply to Purchaser furnished equipment nor to any accessory, equipment or part that was not manufactured by Seller or pursuant to Seller's detailed design nor to any accessory, equipment or part manufactured to Seller's detailed design without Seller's written authorization.

     b. is conditional upon Purchaser giving Seller written notice within ten (10) days after Purchaser receives notice of a suit or action against Purchaser alleging infringement or within twenty-five (25) days after Purchaser's receipt of written claim of infringement, whichever occurs first.

     c. is conditional upon Purchaser promptly furnishing to Seller all data, records and assistance, within Purchaser's control, material to such claim, suit, demand or proceedings, and, except as to amounts payable under a judgement, upon Purchaser not making payment and assuming any liabilities or paying any, damages, royalties or costs without the prior approval of Seller.

15.3 Seller shall be entitled, in its own name or on behalf of Purchaser, to conduct negotiations and/or settlements with the party or parties alleging infringement and may assume and conduct the defense of any suit or claim. In each case, Seller will consult with Purchaser and be cognizant of its operational needs in any settlement or conduct of its defense.

15.4 In the event Purchaser is legally prevented from using any accessory, equipment or part of an Aircraft because of any such infringement pursuant to Article 15.1 herein, Seller shall, at its option and expense, procure for Purchaser the right to unrestrictively use such accessory, equipment or part, or replace and install such accessory, equipment or part as soon as possible with a non-infringing substitute which shall be deemed to be in compliance with this Agreement or to modify it so it becomes not infringing but equivalent.

15.5 The   foregoing  states  the  entire  liability  of   Seller
     concerning  patent  infringement  in  the  course   of,   or
     resulting from, sales of Aircraft under this Agreement.


ARTICLE 16   ASSIGNMENT, RESALE, LEASE

16.1 Neither the rights nor the obligations of either Party under this Agreement may be assigned, transferred or otherwise disposed of, in whole or part, by either Party without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

16.2    a.    Notwithstanding  Article 16.1  hereinabove,  Seller
        may assign any of its rights to receive payments hereunder to any third party and/or any part of its rights and obligations herein including, but not limited to, its title to or any interest in any Aircraft or service to be delivered hereunder, its right to receive payments and to be indemnified, to any subsidiary or affiliate of Seller.

        b. Notwithstanding Article 16.1 hereinabove, Purchaser may assign any of its rights and obligations herein to its parent company, or any wholly owned subsidiary, or a wholly owned subsidiary of its parent company.


16.3 Prior to delivery of the Aircraft and receipt of total payment by Seller pursuant to Article 4.1 or as otherwise provided in Article 20, Purchaser shall not resell, lease, transfer, pledge or otherwise dispose of the Aircraft, or contract to do so, without Seller's prior written consent. The consent of Seller shall not be unreasonably withheld or delayed to a transaction involving any Aircraft, provided that the main purpose of such transaction is to arrange financing for the acquisition of such Aircraft by Purchaser and provided further that Purchaser shall be the operator of such Aircraft after delivery. Such transaction shall not modify in any way Seller's rights hereunder, or release Purchaser from any of its obligations hereunder, or require Seller to divest itself of title to or possession of such Aircraft, until delivery and payment thereof as provided herein. Purchaser acknowledges that any purported assignment of any rights pursuant to this Agreement without the written consent of Seller shall be without legal force or effect.

16.4 In the event of the resale, lease, transfer or other disposal of any Aircraft by Purchaser with Seller's prior written consent, Purchaser's rights pursuant to this Agreement shall inure to the benefit of such purchaser, lessee or other transferee, as the case may be, from the date of Seller's approval of such resale, lease, transfer or other disposal provided the subsequent purchaser, lessee or other transferee undertakes in writing to be bound by and comply with all terms, conditions and limitations applicable to Purchaser pursuant to this Agreement. Nothing contained herein shall preclude Purchaser from reselling, leasing, transferring, or otherwise disposing of its interest in an Aircraft subsequent to its delivery without Seller's consent, provided that, in that instance, no rights contained in this Agreement shall be assigned.


ARTICLE 17   SELLER'S REPRESENTATIONS AND WARRANTIES

Seller represents that it:

     (i) is a company duly organized and lawfully existing and in good standing under the laws of the Federal Republic of Germany and has the necessary power to own its property and to carry on its business as is now being conducted,

     (ii) has the full power and authority to execute, deliver and perform its obligations under this Agreement, the same having been duly authorized by all proper and necessary corporate action, and no consent or approval of stockholders or any other person or consent or approval of, notice to, or filing with, any public authorities is required as a condition to the validity of this Agreement,

     (iii) this Agreement constitutes a valid and legally binding obligation of Seller enforceable in accordance with its terms,

     (iv) no proceedings are pending or threatened against Seller before any court or administrative agency, that, in the reasonable opinion of Seller will materially adversely affect the ability of Seller to perform its obligations under this Agreement,

     (v) there is no provision in the charter of by-laws of Seller and no provision of any existing mortgage, debenture, contract or agreement binding on Seller or affecting its properties that conflicts with or, in any ways prevents the execution, delivery or performance by Seller of this Agreement, and

     (vi) there is no governmental regulation, treaty or order that shall be contravened by the execution, delivery and performance of this Agreement by Seller.


ARTICLE 18   PURCHASER'S  REPRESENTATIONS AND WARRANTIES

Purchaser represents that it:

     (i) is a company duly organized and lawfully existing and in good standing under the laws of the State of California, United States of America, and has the necessary power to own its property and to carry on its business as is now being conducted,
     (ii) has the full power and authority to execute, deliver and perform its obligations under this Agreement, the same having been duly authorized by all proper and necessary corporate action, and no consent or approval of stockholders or any other person or consent or approval of, notice to, or filing with, any public authorities is required as a condition to the validity of this Agreement,

     (iii)      this  Agreement constitutes a valid  and  legally
          binding   obligation   of  Purchaser   enforceable   in
          accordance with its terms,

     (iv) no proceedings are pending or threatened against Purchaser before any court or administrative agency, that, in the reasonable opinion of Purchaser will materially adversely affect the ability of Purchaser to perform its obligations under this Agreement,

     (v) there is no provision in the charter of by-laws of Purchaser and no provision of any existing mortgage, debenture, contract or agreement binding of Purchaser or affecting its properties that conflicts with or, in any ways prevents the execution, delivery or performance by Purchaser of this Agreement, and

     (vi) there is no governmental regulation, treaty or order that shall be contravened by the execution, delivery and performance of this Agreement by Purchaser.


ARTICLE 19   *****

19.1 *****
















19.2 *****







19.3 *****











ARTICLE 20   *****

20.1 *****









          a.     *****








     b.   *****


















20.2 *****











          a.     *****































     b.   *****









     c.   *****













     d.   *****


     e.   *****


     f.   *****









     g.   *****





          (i)  *****





          (ii) *****







          (iii)     *****


     h.   *****






































               (i)  *****




               (ii) *****






               (iii)     *****



















     i.   *****








     j.   *****

















20.3 *****






















































20.4 *****














     a.   *****





     b.   *****







     c.   *****




               (i)  *****

               (ii) *****







20.5 *****





     a.   *****







     b.   *****




















20.6 *****



20.7 *****



20.8 *****






20.9 *****







20.10     *****





























20.11*****



     a.   *****










     b.   *****






     c.   *****





     d.   *****



     e.   *****














ARTICLE 21   OPTION AIRCRAFT

21.1 Seller hereby grants Purchaser the option to purchase as many as fifty-five (55) additional Aircraft (the "Option") incorporating the Optional Equipment ("Option Aircraft").
     Options not exercised prior to   *****               ,  will
     expire on that date.

21.2 Option Aircraft may be exercised by Purchaser in blocks of five (5) or more Aircraft. Timing and procedures for the exercise of options for Option Aircraft in blocks of delivery positions shall be as follows:

     a.   Not later than   *****                prior to Purchaser's
          desired delivery month of the first Option Aircraft in that block, Purchaser shall give notice ("Preliminary Notice") to Seller of its conditional intention to purchase Option Aircraft and indicating its desired delivery month for the Option Aircraft in that block. The Preliminary Notice shall designate each Aircraft included in such notice as either a 328-300 or 428JET Aircraft.

     b.   During the   *****                    following the date of
          Preliminary Notice, Seller and Purchaser will discuss and agree
          on     available     delivery    positions,       *****
          .

     c.   Not            later            than              *****
          prior to the first day of the month in which an Option Aircraft is agreed to be delivered pursuant to Article 21.2.b hereof, Purchaser shall give notice ("Notice of Exercise") to Seller of its exercise of its option to purchase the Option Aircraft in that block together with a non-refundable cash deposit in the
          amount of   *****      per Option Aircraft, at which time the
          Option Aircraft shall become firm 328-300 Aircraft or 428JET
          Aircraft.                                        Unless
          Seller and Purchaser have otherwise mutually agreed, if Purchaser has not given Notice of Exercise no later than the date specified herein, the Preliminary Notice shall expire, but Purchaser shall retain the same number of Options as if Preliminary Notice had not been given.

21.3      a.    The base price of each Option 328-300 Aircraft is
          *****                ,   which         is  the  328-300
          Aircraft  Base  Price as determined in accordance  with
          Article 3.1 ("Option 328-300 Aircraft Base Price").

     b.   *****











21.4      a.    The base price of each Option 428JET Aircraft  is
          *****             ,  which is the 428JET Aircraft  Base
          Price  as  determined in accordance  with  Article  3.2
          ("Option 428JET Aircraft Base Price").

     b.   *****











21.5 a. The Adjusted Option 328-300 Aircraft Base Price and Adjusted Option 428JET Aircraft Base Price, are based on January 1999 economic conditions and are subject to adjustment from January 1999 to the month of Option Aircraft delivery in accordance with the Price Adjustment Formula and the terms of this Agreement with respect to the application of the Price Adjustment Formula. The Adjusted Option 328-300 Aircraft Base Price and Adjusted Option 428JET Aircraft Base Price so adjusted shall be referred to as the "Option Aircraft Delivery Price."

     b. Except as otherwise provided in this Article 21.5b, the Option Aircraft Delivery Price is exclusive of any Taxes, which shall be for the account of Purchaser. If under the provision of any applicable law or regulation such Taxes are to be paid by Seller, Purchaser shall reimburse Seller accordingly. Seller hereby represents to Purchaser that pursuant to current U.S. and German law, German and U.S. Taxes are not applicable to aircraft sold and exported from Germany into the United States. Should there be a change in such law, Purchaser and Seller agree to modify this Agreement on mutually acceptable terms (which may include mutual termination). Purchaser shall, in any case, not be responsible for any Taxes normally borne by sellers of aircraft, including but not limited to Taxes on Seller's gross or net income.

21.6 The  Option  Aircraft  Delivery Price shall  be  payable  by
     Purchaser to Seller as follows:

     a.   Application  of  the  deposit paid in  accordance  with
          Article  21.2.c.  above,  in  the  amount  of     *****
          (which when paid shall be deemed a Deposit);

     b.   On                                                *****
          (which  when  paid shall be deemed a Progress  Payment;
          and

     c. Upon delivery of each Option Aircraft, the balance of the Option Aircraft Delivery Price.

21.7 *****




21.8 Seller shall submit an invoice to Purchaser for each payment due pursuant to Article 21.6 above. The invoice for the balance of the Option Aircraft Delivery Price shall detail the price adjustment calculations pursuant to Article 21.5 above and the provisions of Article 4.4 above shall apply to payments under this Article 21.

21.9 *****




21.10 With respect to each Option Aircraft ordered by Purchaser, Purchaser shall perform a technical inspection, reinspection if necessary, and accept delivery of each Option Aircraft at the Delivery Location. The inspection, acceptance, delivery and ferry of the Option Aircraft shall be completed in accordance with Article 5 above.

21.11Except  as  specifically  provided in  this  Agreement,  the
     terms  and  conditions  for   the  purchase  of  the  Option
     Aircraft shall be the same as those of the firm Aircraft.

     *****





21.12*****













21.13*****




















ARTICLE 22   *****

22.1 *****












22.2 *****



     a.   *****



     b.   *****











     c.   *****







     d.   *****




     e.   *****








ARTICLE 23   *****

*****












ARTICLE 24   *****

24.1 *****





24.2 *****

     a.   *****


     b.   *****


     c.   *****


     d.   *****


     e.   *****

24.3 *****







ARTICLE 25   CONDITION PRECEDENT

25.1 Purchaser and Seller agree that this Agreement will be subject to Purchaser receiving United Airlines approval to operate less than fifty (50) seat jet aircraft as "United Express", on terms satisfactory to Purchaser in its sole discretion (the "United Approval"). Such United Approval is
     expected   on  or  prior  to     *****                     .
     Purchaser may at any time advise Seller in writing that it waives this Condition Precedent in which case the Aircraft will be delivered to Purchaser in accordance with the terms of Article 25.2 based on the month in which Purchaser advises Seller of its waiver of this Condition Precedent.

25.2 Purchaser agrees to advise Seller immediately, in writing, upon receipt of the United Approval.

     a.   If  Purchaser receives the United Approval after  April
          30,  1999,  but before June 30, 1999, twenty-five  (25)
          328-300 Aircraft will be delivered according to the Delivery Schedule.

     b.   If  Purchaser receives the United Approval  after  June
          30,        1999,        but       before          *****
                    .  The remaining   *****               328-300
          Aircraft will be delivered as scheduled. Seller will advise Purchaser of any rescheduling decision within
          *****           of the United Approval receipt.

     c.   If  Purchaser does not receive the United  Approval  by
          *****            , then the entire twenty-five (25) 328-
          300  delivery schedule in Exhibit III may, at  Seller's
          sole    option,   be   delayed   by   up   to     *****
          from the date the United Approval is received, unless Seller and Purchaser agree on earlier deliveries. Seller will advise Purchaser of any re-scheduling
          decision   within    *****    of  the  United  Approval
          receipt.  Purchaser shall not be required to accept  an
          Aircraft    delivery    with    less    than      *****
          advance notice.

     d. Any 328-300 Aircraft Delivery Schedule adjustments addressed above will not cause the re-scheduling of 428JET Aircraft deliveries under the Delivery Schedule in Exhibit III.

25.3 Any  328-300 Aircraft Delivery Schedule adjustments  arising from this Article 25 shall not relieve Purchaser from taking
     delivery  of  twenty-five  (25) 328-300   after  the  United
     Approval is received by Purchaser.

25.4 If Purchaser has not received the United Approval by April 30, 1999, it will advise Seller in writing as to the status of its request for the United Approval. Said status report will be updated monthly, which reports will be in writing to the extent requested by Seller.

25.5 In  the  event Purchaser determines on or before  April  30,
     1999, or on any later date, that United will not provide the
     United Approval,   *****











ARTICLE 26   COMPLETION AND RELIABILITY

Seller  shall  provide to Purchaser the terms  of   Exhibit  XII,
attached hereto.


ARTICLE 27   *****
27.1 *****














     a.   *****




     b.   *****


27.2 *****












27.3 *****


     a.   *****


     b.   *****


     c.   *****



     d.   *****


     e.   *****


     f.   *****




ARTICLE 28   MAINTENANCE COST

28.1 As more fully defined in Exhibit XIII, Seller will guarantee that the cost to repair, replace, overhaul and restore the 328-300 Aircraft and components thereof, except Excluded Items, as that term is defined in Exhibit XIII, to a serviceable condition shall not exceed a fleet average of ***** per flight hour during the first ***** after delivery of the first 328-300 Aircraft. Maintenance performed on the 328-300 Aircraft must be done in the most economical manner possible, including the use of overhauled, restored or repaired parts, when appropriate, consistent with sound U.S. commercial airline practice. This guaranteed amount:

     a.   excludes Purchaser's labor;

     b. is based on January 1999 economic conditions and is subject to adjustment annually from January 1999 in accordance with the price adjustment provisions set forth in Exhibit XI, and

     c. assumes (i) a fleet size of fifty-five (55) Aircraft delivered in accordance with the Delivery Schedule,
          (ii) a ***** flight hour to cycle ratio, and (iii) an annual utilization of ***** flight hours, in the continental United States and Canada.

28.2 Seller will also guarantee that the flight hour maintenance cost of the 428JET Aircraft and installed components thereof as defined in Article 28.1 above and Exhibit XIII, except Excluded Items, shall not exceed a fleet average of ***** per flight hour, under the same assumptions and conditions as for the 328-300 Aircraft.


ARTICLE 29   *****
29.1 *****



     a.   *****


     b.   *****







29.2      a.   *****














     b.   *****








     c.   *****




29.3 *****

     a.   *****



     b.   *****






29.4 *****









ARTICLE 30   RESERVED


ARTICLE 31   ALLIEDSIGNAL AFIS

31.1 The AlliedSignal AFIS (PN 400-0405500-XXX) ("AFIS") will be delivered with the Aircraft as part of Purchaser's Optional
     Equipment subject to:

     a. Timely agreement among Seller, Purchaser, Honeywell and AlliedSignal as to the technical issues and commercial terms of the AFIS installation in the Aircraft. Such agreement is to be reached not later than ***** , and may result in AFIS retrofit if such agreement is
          reached after   *****

     b.   Purchaser using its best efforts, including placing  an
          order  for  AFIS  LRUs  with  AlliedSignal,  to  induce
          AlliedSignal to pay all certification and non-recurring
          costs.   *****

     c. Purchaser providing the AFIS LRUs to Seller as PFE in sufficient time to allow for installation in and delivery of the Aircraft in accordance with the Delivery Schedule. Aircraft deliveries will not be delayed because AFIS is not certified, available, or installed in the Aircraft.

31.2 Should (i) Purchaser's share of the non-recurring costs associated with the AFIS installation in the Aircraft exceed
     *****          , or (ii) the price to Purchaser of AFIS LRUs
     and AFIS-related Aircraft provisioning exceed ***** per Aircraft, Purchaser may elect to decline the installation of the AFIS and terminate this re-configuration program by providing written notice to all parties not later than ***** . In such event, the Aircraft will be delivered without the AFIS installed and Seller shall have no liability to Purchaser for the absence of AFIS on the Aircraft. Seller's price for the complete provisioning of the AFIS LRU for installation in the Aircraft shall be referred to as the "AFIS Installation Cost".


ARTICLE 32  POWERPLANT AND APU SUPPORT

     a.   *****

















     b.   *****


















     c.   *****





ARTICLE 33  NOTICES, REQUESTS

33.1 All notices and requests required or authorized hereunder shall be made in written form and served by certified mail (return receipt requested) or by facsimile (with a confirming telephone call), or delivered by an established overnight courier service (with proof of delivery) addressed to the following addresses:

      In the case of Seller to:                    In the case of
Purchaser to:

       Dornier  Luftfahrt  GmbH                   Atlantic  Coast
Airlines
     c/o Fairchild Aerospace Corporation          515A Shaw Road
     10823 N.E. Entrance                Dulles, VA 20166
     San Antonio, Texas 78216                U.S.A.
     U.S.A.
                                        Attn:  General Counsel
     Certified Mail Address:                 Fax Number:  703/925-
6294

     P.O. Box 790490
     San Antonio, TX  78279-0490

     Attention:  Vice President, Contracts
     Fax Number:  210/820-8656

33.2 All notices and requests required or authorized hereunder shall be deemed to be effective upon receipt by the Parties at the above addresses, unless the Parties otherwise notify each other in writing of changes of address.


ARTICLE 34   APPLICABLE LAW, JURISDICTION

34.1 This  Agreement  shall  be governed by  and  interpreted  in
     accordance  with  the laws of the State of  New  York.   The
     application of the UN Convention on Contracts for the International Sale of Goods is expressly excluded.

34.2 The Parties agree to attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement by meetings between the senior management of both
     Parties  ("Consultation").   If  the  matter  has  not  been
     resolved pursuant to the aforesaid Consultation within forty-five (45) days of the commencement of such Consultations (unless extended by mutual agreement), or if a resolution satisfactory to both Parties is not concluded, the Parties agree that the controversy shall be settled by binding arbitration as the exclusive method of dispute resolution in
     accordance  with  the  Commercial  Rules  of  the   American
     Arbitration    Association    by    a    sole     arbitrator
     ("Arbitration"). The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. et seq., and judgement upon the award rendered by the arbitrator may be entered by
     any  court  having  jurisdiction  thereof.   The  place   of
     arbitration shall be a mutually agreed location in the continental U.S. not served by Purchaser and not home to
     Seller's   or   Purchaser's   headquarters   offices.    The
     arbitrator shall decide any dispute according to the terms of this Agreement and governing law as specified in Article
     34.1.   The arbitrator is not empowered to award damages  in
     excess of the amounts specified in this Agreement or otherwise in excess of actual damages and no damages may be awarded for loss of revenue or profit or any indirect, incidental, consequential or punitive damages of any kind or
     nature.    The  Parties  hereby  consent  to  the   personal
     jurisdiction of the Federal courts of Texas with respect to Seller and Virginia with respect to Purchaser solely with respect to the enforcement of a judgement of an award rendered by an arbitrator pursuant to this Article 34.2.

34.3 Seller and Purchaser shall each be responsible for their own legal fees related to the negotiation and preparation of this Agreement.


ARTICLE 35   MISCELLANEOUS

35.1 Confidentiality

     a. This Agreement and the terms hereof, as well as all information and data disclosed in connection with the execution of this Agreement or disclosed as required by this Agreement, are confidential and may not be disclosed by either Party to any third party, except

          (i)  to    associated   companies,   subsidiaries    or
               affiliates of the Parties;

          (ii) to its advisors, counsel , financial advisors, and accountants under confidentiality agreement;

          (iii)     as required by law or regulation;

          (iv) as required to perform and enforce the terms hereof;

          (v) upon receipt by the disclosing Party of prior written consent of the other Party, which shall not be unreasonably withheld; or

          (vi) to assignees or transferees of either party.

     b. The Parties acknowledge that should either Party breach this Article 35.1 that such a default cannot be cured and the cure period as provided in Article 13.1c. does not apply in the case of such a default.

35.2 Year 2000 Readiness Disclosure

     Seller and Purchaser acknowledge for the benefit of the other that in order to comply with the terms of this Agreement, each Party must become, in a timely manner, "Year 2000 Compliant" (as defined below), both as to its products and services, including the Aircraft, and as to its continuing ability to meet in a timely manner its obligations under this Agreement. Therefore, each Party covenants and agrees that it shall be, in all material respects, Year 2000 Compliant and shall be able to conduct its business and perform its obligations under this Agreement notwithstanding the technological and other issues revolving around the ability of computers and other data processing systems to perform functions correctly which refer to dates or time periods on and after January 01, 2000. "Year 2000 Compliant" shall mean (i) the Party is now planning and taking action to implement and will continue to implement, in a commercially reasonable manner, any and all measures to perform this Agreement according to its terms,
     (ii) all the Party's computers and data processing systems shall be upgraded, replaced or adjusted as necessary to permit it to conduct its business as usual and to comply with this Agreement regardless of dates used in such programs or systems, on or after January 01, 2000, and (iii) all computer programs and data processing systems of the Party shall be upgraded, replaced or adjusted, as necessary, in a manner that resolves any ambiguities as to the century in a defined, predetermined and appropriate manner. Failure by either Party, or the Aircraft to be Year 2000 Compliant is not an Excusable Delay.

35.3 Waiver

     The failure of either Party to enforce at any time any of the provisions of this Agreement, or to require at any time
     the    performance    by   the   other    Party    of    any
     of the provisions hereof, shall in no way be construed to be a waiver of such provisions, nor in any way affect the validity of this Agreement or any part thereof, or the right of said Party thereafter to enforce each and every such
     provision.   The  express  waiver by  either  Party  of  any
     provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

35.4 Severability

     If any provision of this Agreement contravenes any law, such provision shall be deemed not to be part of this Agreement and the remainder of this Agreement shall be valid and binding as though such provision was not included therein. To the extent a provision of this Agreement would be enforceable under the applicable law with modification to conform to the requirements of such law, the Parties agree to negotiate in good faith for a written amendment of this Agreement promptly upon discovery of the nonconformity and to perform and accept performance of the Agreement as modified to conform to the applicable law.

35.5 Data, Reproduction

     a. Purchaser shall provide to Seller, as Seller may reasonably request, all the necessary existing data pertaining to the operation of the Aircraft for an efficient and coordinated survey of all reliability, maintainability, operational and cost data for the sole purpose of improving the safety, availability and operational costs of the Aircraft, provided such data are of the type and in the form normally kept by Purchaser in its operation, and provided further that any such Purchaser data as it may be assembled or compiled by Seller shall not be provided to any other party and such data shall be treated as confidential by the Seller. Seller shall provide Purchaser at least one copy of any such assembled or compiled information.

     b. Nothing in this Agreement shall convey to Purchaser the right to, and Purchaser shall not, reproduce or cause the reproduction of an Aircraft, or part thereof, in a design identical with or similar to that of the Aircraft, or parts thereof, nor shall this Agreement grant to Purchaser a license under any patents or other rights owned or controlled by Seller or by any subsidiary, associated or affiliated company of Seller or by any of their vendors or subcontractors.

35.6 Payments


          a. All payments due under this Agreement to either Party, unless otherwise agreed, shall be effected in US
          Dollars in immediately available US funds on the dates due to the following bank accounts:

          (i)  For Seller:

               *****





          (ii) For Purchaser:

               *****



          The payments are deemed to have been made as soon as such amounts have been credited to the above accounts. The place of performance for Purchaser's payments shall be New York, or such other place as may be designated by Seller. The place of performance for Seller's payments shall be Virginia, or such other place as may be designated by Purchaser.

     c. Any amounts payable to Seller under Articles 4.1.c and 21.6, and any amounts payable to Purchaser under Articles 2.3.c, 4.1.d, 11.4, 12.4, and 21.7 are absolute net and without any deductions. Under no circumstances shall the amounts payable to either Party be subject to withholding, set-off, discount, counterclaim or any other right unless undisputed or finally determined in accordance with the terms of this Agreement.

35.7 Language

     The Parties agree that this Agreement, all correspondence, documents and any other written matters in connection with this Agreement shall be in English.

35.8 Consideration

     THE OBLIGATIONS AND LIABILITIES OF SELLER AND PURCHASER, INCLUDING BUT NOT LIMITED TO THE WARRANTIES AND LIMITATION
     OF  WARRANTY  AND  LIABILITY SET FORTH  IN  ARTICLE  14  AND
     EXHIBIT  VIII AND IX HEREIN HAVE BEEN DISCUSSED,  UNDERSTOOD
     AND                        AGREED                         TO
     BETWEEN THE PARTIES AS FUNDAMENTAL CONSIDERATION OF THE AIRCRAFT DELIVERY PRICE.

35.9 Entire Agreement

     This Agreement, the Exhibits attached hereto and the matters referred to herein constitute the entire agreement between the Parties and supersede and cancel all prior representations, negotiations, undertakings, letters, acceptances, agreements, understandings, contracts and other communications, whether verbal or written, between the Parties or their agents or representatives, with respect to or in connection with the subject matter of this Agreement and no agreement or understanding arising after the execution of this Agreement varying the terms and conditions hereof shall be binding on either Party unless in written form and duly signed by authorized representatives of both Parties. This requirement of written form shall also apply with respect to verbal waivers of such written form. In the event of any inconsistencies between Articles 1 through 35 of this Agreement and any of the Exhibits, the Specification or other documents referred to herein, the provisions of Articles 1 through 35 of this Agreement shall prevail.

35.10 Press Releases

     The timing and content of any public announcement with respect to this transaction will be subject to the mutual agreement of the Parties.

35.11 Corporate Guarantee

     *****
     .   Purchaser's  obligations hereunder to  Seller  shall  be
     guaranteed   by  Atlantic  Coast  Airlines  Holdings,   Inc.
     *****

35.12 Execution, Effectiveness

     This Agreement shall be effective upon its execution by both Parties. However, the performance by either Party hereunder shall only begin after the occurrence of the following events: Seller's receipt of the Additional Deposit pursuant to Article 4.1.b and removal of the Condition Precedent set forth in Article 25.

     This Agreement and any supplements and amendments to this Agreement may be executed in one or more counterparts. Each such executed counterpart shall be deemed an original, but all such executed counterparts together shall constitute one and the same instrument.



                  [NEXT PAGE IS SIGNATURE PAGE]
IN  WITNESS  WHEREOF,  Seller  and  Purchaser  have  caused  this
Agreement to be executed by their duly authorized representatives as of the day and year first above written.




Atlantic Coast Airlines            Dornier Luftfahrt GmbH
(Purchaser)                        (Seller)



(signature)                                  (signature)



(name)                             (name)



(title)                                  (title)

                            EXHIBIT I

                         SPECIFICATIONS


I.1328-300 Specification


The 328-300 Aircraft specified in this Agreement is defined as the Dornier model 328-300, twin-turbojet regional transport aircraft, manufactured in accordance with the Specification AVS 001D 000 A0100 000D of October 1998 ("328-300 Specification"),
which has been supplied to Purchaser under separate cover and the receipt of which is deemed to have been confirmed by Purchaser's execution of this Agreement.


I.2328-300 Performance

The   performance   of  the  Aircraft  built   to   the   328-300
Specification is defined in the 328-300 Specification Appendix  1
AVS  001D 000 A1100 000D of October 1998 as supplemented  by  the
Aircraft Flight and Operations Manuals.


I.3 428JET Specification

The 428JET Aircraft specified in this Agreement is defined as the Dornier model 428-XXX, twin-turbojet regional transport aircraft, manufactured in accordance with the 428JET Specification [TBD] ("428JET Specification"), which will be published and delivered to Purchaser in accordance with the schedule in Article 2.1.


I.4428JET Performance

The  performance  of  the 428JET Aircraft  built  to  the  428JET
Specification will be defined in the 428JET Specification [TBD] as supplemented by the Aircraft Flight and Operations Manuals.

                           EXHIBIT II

                       OPTIONAL EQUIPMENT


II.1 328-300 AIRCRAFT

II.1.1    SPECIFICATION CHANGE NOTICES ("SCNs")

The  328-300  Aircraft shall be configured with  an  APU,  ground
spoilers   and  a  suitable  airline  interior  satisfactory   to
Purchaser.

Optional Equipment shall conform with the corresponding SCNs more fully described in the 328-300 Specification, Specification Change Notices AVS 001D 000 A3100 000D dated October 1998 or as otherwise agreed pursuant to the provisions of this Agreement. SCN prices are based on January 1999 economic conditions.

II.1.2    SCN SELECTION

The Optional Equipment set forth in Clause II.1.2.2 below shall also be installed in and delivered with each 328-300 Aircraft.

II.1.2.1  Standard SCNs

SCN CODE                     TITLE                       PRICE

033F007   Maximum Gross Weight/Zero Fuel Weight          *****
          Increase
111-XXX   United Express Livery                          *****
235-001   3rd Audio Panel                                *****
252-003   Pax Seats with moving aisle armrests           *****
252-022   Pax Seat without ashtray (32 seats)            *****
344-0XX   GPWS Computer                                  *****
344F018   Ground Proximity Warning System Mode 1 to 7    *****
          with Windshear Detection
346-002   Traffic Alert and Collision Avoidance          *****
          System II



II.1.2.2  Purchaser's Optional Equipment

SCN CODE                     TITLE                       PRICE

233-009   Comp. Cabin Briefing System + Music Ent.       *****
          Sys.
243-004   43AH Saft Batteries                            *****
251-001   Airspeed Card Holder                           *****
251-002   Checklist Holder                               *****
252-008   Passenger Door Curtain                         *****
252-009   Service Compartment Curtain                    *****
252-016   Carpet infils in cabin side panel              *****
252-029   Leather Seat Covers*                           *****
253-025   Standard Galley with one set of drawers        *****
262K004   Class C Aft Baggage Compartment                *****
334-002   Recognition Lights/Anti-Bird Lighting          *****
344-008   P-880 Honeywell Weather Radar                  *****
345-007   DME/ADF II System                              *****
345-009   Global Positioning System, Honeywell           *****
345F023   ATC II System, Mode S, Diversity (two ant.)    *****
353-001   Two add. Prot. Breathing Equipment (one PBE    *****
          std. in A/C)
381-002   Lav Water sys. Ground connector for            *****
          recharge
XXX-XXX   Coffee Maker                                   *****

                             TOTAL                       *****

XXX-XXX   AlliedSignal AFIS Part No. 400-0405500-XXX
          (Complete provisions for the installation       TBD
          of this Buyer-Furnished Equipment)

* Purchaser shall confirm its requirements for the Leather Seat Covers on or before July 1, 1999. In the event Purchaser does not require the Leather Seat Cover option, the Adjusted 328-300 Aircraft Base Price/Adjusted Option 328-300 Aircraft Base Price
will be reduced by   *****         .
II.2428JET AIRCRAFT

II.2.1    SPECIFICATION CHANGE NOTICES ("SCNs")

The 428JET Aircraft shall be configured with an APU, ground spoilers, thrust reversers, bleed air anti-icing for the wing and empennage and Honeywell Primus 2000 avionics system common with the 328-300 Aircraft, and a suitable airline interior, with seats at 31 inches pitch, satisfactory to Purchaser.

Optional Equipment shall conform with the corresponding SCNs more fully described in the 428JET Specification (to be provided), or as otherwise agreed pursuant to the provisions of this Agreement. SCN prices will be based on January 1999 economic conditions.


II.2.2    SCN SELECTION

The Optional Equipment set forth in Clause II.2.2.2 below shall also be installed in and delivered with each 428JET Aircraft.


II.2.2.1  Standard SCNs

SCN CODE                     TITLE                       PRICE

111-XXX   United Express Livery                          *****
235-001   3rd Audio Panel                                *****
252-003   Pax Seats with moving aisle armrests           *****
252-022   Pax Seat without ashtray (42-44 seats)         *****
344-0XX   GPWS Computer                                  *****
344F018   Enhanced Ground Proximity Warning System       *****
          Mode 1 to 7 with Windshear Detection
346-002   Traffic Alert and Collision Avoidance          *****
          System II


II.2.2.2  Purchaser's Optional Equipment

 SCN CODE                       TITLE                           PRICE


233-009    Comp. Cabin Briefing System + Music Ent. Sys.        *****
243-004    43AH Saft Batteries                                  *****
251-001    Airspeed Card Holder                                 *****
251-002    Checklist Holder                                     *****
252-008    Passenger Door Curtain                               *****
252-009    Service Compartment Curtain                          *****
252-016    Carpet infils in cabin side panel                    *****
252-029    Leather Seat Covers*                                 *****
253-025    Standard Galley with one set of drawers              *****
262K004    Class C Aft Baggage Compartment                      *****
334-002    Recognition Lights/Anti-Bird Lighting                *****
344-008    P-880 Honeywell Weather Radar                        *****
345-007    DME/ADF II System                                    *****
345-009    Global Positioning System, Honeywell                 *****
345F023    ATC II System, Mode S, Diversity (two ant.)          *****
353-001    Two add. Prot. Breathing Equipment (one PBE std.     *****
           in A/C)
381-002    Lav Water sys. Ground connector for recharge         *****
XXX-XXX    Coffee Maker                                         *****

                                TOTAL                           *****

           AlliedSignal AFIS Part No. 400-0405500-XXX
           (Complete provisions for the installation of this Buyer-Furnished Equipment)



* Purchaser shall confirm its requirements for the Leather Seat Covers ten months prior to delivery of the first 428JET Aircraft. In the event Purchaser does not require the Leather Seat Cover option, the Adjusted 428JET Aircraft Price/Adjusted
 Option 428JET Aircraft Price will be reduced by   *****     .


                           EXHIBIT III

                        DELIVERY SCHEDULE



     Number of Aircraft/
     428JET Aircraft    Year

       *****           *****     *****




       *****           *****     *****


       *****           *****     *****


       *****           *****     *****

       *****           *****     *****



                           EXHIBIT IV

                     POWER OF ATTORNEY FORM



Atlantic Coast Airlines (the "Purchaser") authorizes herewith the individuals listed below to inspect the Dornier Model 328-300/428JET aircraft (the "Aircraft") and to participate in the acceptance tests in order to evaluate the compliance of the Aircraft with the terms and conditions of Aircraft Purchase Agreement Ref. PA227, dated March 31, 1999, between Purchaser and Dornier Luftfahrt GmbH.


For   the   purpose  of  signing  the  Certificate  of  Technical
Acceptance and the Aircraft Receipt in connection with the technical acceptance and delivery of the Aircraft, Purchaser authorizes herewith the following individual(s) to act singly and individually on its behalf:



   Name                                   Position

   ________________________               __________________

   ________________________               __________________

   ________________________               __________________

   ________________________               __________________



Atlantic Coast Airlines


By:

Name:

Title:

Date:
                            EXHIBIT V

              CERTIFICATE OF FINAL ACCEPTANCE FORM



Atlantic  Coast  Airlines (the "Purchaser")  hereby  acknowledges final acceptance this ...........day of ...................... at
Oberpfaffenhofen, Federal Republic of Germany, of one (1) Dornier
_______    aircraft,    bearing   Serial   Number    ............
("Aircraft").


Purchaser acknowledges that the Aircraft has been satisfactorily inspected in accordance with the terms of Aircraft Purchase
Agreement Ref. PA227 dated March 31, 1999 (the "Agreement") between Purchaser and Dornier Luftfahrt GmbH (the "Seller") and that on the date set forth above Seller has transferred to Purchaser and Purchaser has accepted from Seller, in compliance with the Agreement, the risk of loss of and damage to the Aircraft described above.



Atlantic Coast Airlines


By:

Name:

Title:



                           EXHIBIT VI

                      AIRCRAFT RECEIPT FORM



The  undersigned  authorized  representative  of  Atlantic  Coast
Airlines (the "Purchaser") hereby acknowledges

                           RECEIPT OF
                         Dornier _______
                         [Serial Number]
                      [Registration Number]
                     and the two (2) Engines
                      Model Number ________
              Serial Numbers:  _______ and _______

                          RECEIPT FROM
          Dornier Luftfahrt GmbH (hereinafter "Seller")

                           RECEIPT AT
  Seller's facilities in Oberpfaffenhofen, Federal Republic of
                             Germany

                           RECEIPT ON

Date:__________________________
Time:___________________


The foregoing described aircraft was this date delivered by Seller to the undersigned in accordance with the provisions of Aircraft Purchase Agreement Ref. PA227, dated March 31, 1999, except as may have been noted on the Certificate of Technical Acceptance as amended and supplemented, between Purchaser and Seller.


Atlantic Coast Airlines


By:

Name:

Place and Date:
                           EXHIBIT VII

                   WARRANTY BILL OF SALE FORM



KNOW ALL MEN BY THESE PRESENTS:

THAT Dornier Luftfahrt GmbH ("Seller"), a corporation registered under the laws of the Federal Republic of Germany, is the owner of the full legal and beneficial title of the aircraft

Model:  Dornier _______
Serial Number:
Registration:

and the two engines

Model:
Serial Number:                   Serial Number:

and    all   appliances,   parts,   instruments,   appurtenances,
accessories,   furnishings,  or  other  equipment   or   property
("Parts") incorporated, installed in or on or attached to said aircraft and engines ("Aircraft");

THAT for and in consideration of the sum of US$1.00 and other valuable consideration, receipt of which is hereby acknowledged, Seller does, on the date hereof, grant, convey, transfer, bargain and sell, deliver and set over to Purchaser, its successors and assignees all of its rights, title and interest in and to the above-described Aircraft, engines and Parts, pursuant to and subject to the terms and conditions of the Aircraft Purchase Agreement Ref. PA227 dated as of March 31, 1999 to:

                     Atlantic Coast Airlines
                         515A Shaw Road
                      Dulles, VA 20166 USA
                          ("Purchaser")

THAT Seller hereby warrants to Purchaser, its successors and assigns, that there is hereby conveyed to Purchaser on the date hereof, good and marketable title to the aforesaid Aircraft, engines and Parts, free and clear of all liens, encumbrances and rights of others of any nature whatsoever, and that Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Warranty Bill of Sale is governed by the laws of the State of New York.

IN  WITNESS  WHEREOF,  Seller has caused this  instrument  to  be executed by its duly authorized officer this ___ day of _________
____.


Dornier Luftfahrt GmbH


By:

Name:

Title:


                          EXHIBIT VIII

                       PRODUCT WARRANTIES


VIII.1    WARRANTY

VIII.1.1  Nature of Warranty

Subject to the limitations and conditions hereinafter set forth and except as provided in Clause VIII.1.2 herein, Seller warrants to Purchaser ("Warranty") that at the time of delivery, each Aircraft and the Warranted Parts shall:

a. Conform to the Specification except as to those portions stated to be estimates, approximations, design aims or design criteria;

b. Be free from defects in material or workmanship (including process of manufacture); and

c. Be free from defects in design including (i) selection of materials and (ii) process of manufacture with respect to the state of the art at the time of design.

VIII.1.2  Exceptions

The Warranty shall not apply to Purchaser furnished equipment or engines, avionics, consumables (as defined in the World Aviation Technical Operating Guide), or any other equipment, items or parts supplied by other manufacturers that were not manufactured to the Seller's detailed drawings and design specifications and do not have a Seller's part number ("Vendor Parts") provided, however, any defect in the Seller's workmanship in installing Vendor Parts and Purchaser furnished equipment in the Aircraft, including a failure to conform to installation provisions that invalidates any applicable Vendor warranty, constitutes a defect in workmanship which is covered by the Warranty provisions, and to defects resulting from normal wear and tear. All Aircraft parts which are not Purchaser furnished equipment or Vendor Parts are hereinafter referred to as "Warranted Parts".

VIII.1.3  Warranty Period

a. The conformity Warranty set forth in Clause VIII.1.1.a above expires on Acceptance for any non-conformity reasonably susceptible of identification during Purchaser's inspection
     prior            to           Acceptance;              *****
     .

b.   The  design,  materials, process and workmanship  Warranties set forth in Clauses VIII.1.1 b. and c. above, are effective
     for a period of   *****             following Acceptance  of
     each Aircraft.


VIII.1.4  Seller's Obligations

a.   Seller's   obligations  under  the  Warranty  are  expressly
     limited, at its option, and sole expense, to the timely correction, repair, replacement or rework, by Seller or Seller's authorized FAR 145 approved repair facility, in either case employing Seller's maintenance procedures, of the defective Aircraft or Warranted Part. Purchaser shall deliver such defective Aircraft and/or Warranted Part to Seller's facility or to Seller's authorized facility subject to the following:

(i)  Seller  shall  bear  the  cost of  delivery  and  return  to
     Purchaser,   by  reasonable  transportation  means,   of   a
     defective Warranted Part;

(ii) Purchaser shall bear the cost of delivery and return to Purchaser, by reasonable transportation means, of a defective Warranted Part that is not accepted by Seller under the Warranty, provided, however, should a Warranted Part, after initial non-acceptance for "no fault found", continue to display the same failure mode which Seller cannot determine to be defective, Seller and Purchaser will discuss and mutually agree on a course of action to identify the problem. If it is subsequently determined that the defective Warranted Part is covered by the Warranty, Seller shall reimburse Purchaser for its cost for delivery, return, repair or replacement of such defective Warranted Part; and

(iii)     *****






b. During the initial six (6) month period after Purchaser's acceptance of each Aircraft, Seller shall, in addition to its obligations stated herein, credit Purchaser for labor costs incurred only for:

(i) The removal from the Aircraft of the Warranted Part that is to be corrected, repaired or replaced pursuant to this Warranty; and

(ii) The reinstallation in the Aircraft of the reworked, repaired or replacement Warranted Part.

c. Seller will compensate Purchaser for such direct labor costs incurred pursuant to Clause VIII.1.4.b. in an amount which is the product of:

(i)  *****      per hour (Seller agrees to perform any work under
     this  Clause  at  its Texas facility  for    *****       per
     hour), subject to adjustment in accordance with Exhibit  XI;
     multiplied by,

(ii) The number of direct man-hours determined by Seller's maintenance documentation or based on Seller's reasonable estimate of man-hours required to remove and replace such Warranted Part, if the number of man-hours is not stipulated in Seller's maintenance documentation.

d. The Warranty, the Service Life Policy (Clause VIII.2 below) and Vendor Claims Assistance (Clause VIII 3.3 below) shall be administered and implemented in accordance with the reasonable provisions of the Warranty Administration Procedures set forth in the then current Customer Support Manual ("Manual"), as may be revised from time to time. If the terms of the Manual vary from or are inconsistent with any relevant provision of this Exhibit VIII, the terms of this Exhibit VIII shall apply. No Manual provision shall operate so as to limit Purchaser's rights and Seller's obligations as set forth in this Exhibit VIII.

   In the event Seller does not provide a substantive response to a correctly submitted warranty claim received from Purchaser within ninety (90) days after receipt of such claim by Seller, said claim will be resolved in Purchaser's favor.

e. During the Warranty Period of each Aircraft and the Warranted Parts, Seller shall provide to Purchaser (i) free of charge, modification kits resulting from any Airworthiness Directive issued by the FAA ("AD") to correct a defect in the Aircraft, (ii) free of charge, modification kits for all highly recommended Service Bulletins ("SB's"), and (iii) at Seller's cost, modification kits for all recommended SB's. Notwithstanding the above, if the AD is, or the SB in (ii) or (iii) above is the result of an AD which is, (A) applicable to all aircraft in general or to aircraft in the same category as the Aircraft, or (B) is imposed by the FAA as a result of Purchaser's use or place of operation of the Aircraft, the modification kits will be purchased by Purchaser at Seller's then valid catalog prices.

f. Furthermore, during the Warranty Period, Seller shall reimburse Purchaser forthe labor cost associated with the incorporation of the modification kits described in VIII.1.4e(i) and (ii) above except if the AD is issued as, or the highly recommended SB is issued pursuant to an AD which is, a result of Clause VIII.1.4.e.(A) or (B) above. The amount to be reimbursed to Purchaser will be based on Seller's reasonable determination of man-hours required to perform such modification multiplied by ***** (Seller agrees to perform any work under this Clause at its Texas
     facility   for    *****            per  hour),  subject   to
     adjustment in accordance with Exhibit XI.

g.   *****






VIII.1.5  Purchaser's Compliance

Seller shall be relieved of its obligations and liability with respect to any claim under the Warranty, if (a) the defect resulted from normal wear and tear, or (b) Purchaser does not materially comply with Seller's Warranty Administration Procedure, or (c) the Aircraft or Warranted Part was:

i) Not operated, handled, maintained in compliance with Seller's applicable technical publications and documentation;

ii)Not  repaired,  altered,  modified or replaced  in  compliance
   with   Seller's   applicable   technical   publications    and
   documentation;

iii)    Subject to negligence or suffered abuse;

iv)Involved  in  an  accident and its  repair  was  not  made  in
   accordance   with   Seller's  Structural  Repair   Manual   or
   otherwise approved by Seller; or

v) Not properly stored and protected against the elements when not in use on a regular basis, unless Purchaser furnishes Seller reasonable evidence that the events set forth in Clauses VIII.1.5.c.i) through VIII.1.5.c.v) herein were not the cause of a defect of the Aircraft or Warranted Part.

VIII.1.6   Repaired Part Warranty Period

Any replacement, correction, rework or repair of the Aircraft or the Warranted Parts under the Warranty shall not extend the Warranty Period set forth in Clause VIII.1.3.

VIII.1.7  Replaced Part Ownership

Any Warranted Part which is replaced by Seller under the Warranty shall become the property of Seller.

VIII.1.8  Records

Purchaser's failure to maintain complete records of operations and maintenance of Aircraft and its engines in accordance with the applicable requirements of Purchaser's airworthiness authority to support a warranty claim, and to make relevant records available for Seller's or the respective Vendor's warranty claim evaluation relieves Seller of its obligations under the Warranty with respect to that claim.
VIII.1.9   Limitation

Where more than one remedy or corrective action applies under any Warranty, Seller shall not be obligated to provide to Purchaser a remedy or corrective action which duplicates coverage of any other remedy or corrective action provided under such Warranty.

VIII.1.10  Product Improvement Protection

Whenever product improvements affecting the reliability or maintainability of the Aircraft are incorporated into new Aircraft after delivery to Purchaser of some of its Aircraft fleet, Seller and Purchaser shall mutually agree, on a case-by-case basis, on commercial terms and delivery schedule of such retrofit kits that would be required by Purchaser to retrofit its Aircraft fleet to a common specification.


VIII.2    SERVICE LIFE POLICY

VIII.2.1  Definitions and Scope

a. In addition to the warranties set forth in Clause VIII.1 herein, Seller agrees that should a Failure occur in any Item, the provisions of this Clause VIII.2 "Service Life Policy" shall apply. Where more than one remedy or corrective action applies under the Service Life Policy, Seller shall not be obligated to provide to Purchaser a remedy or corrective action which duplicates coverage of any other remedy or corrective action provided under such Service Life Policy.

b. For the purpose of this Clause VIII.2 the following definitions shall apply:

(i)  "Item"  means  any of the Seller's equipment, components  or parts, installed in the 328-300 Aircraft as set forth in Annex A to this Exhibit VIII, and the corresponding equipment, components or parts of the 428JET Aircraft, which shall be identified to Purchaser by an amendment hereto and set forth in Annex B to this Exhibit VIII;

(ii) "Failure" means any breakage of or defect in an Item in the Aircraft which materially impairs the usage or safety of the Item.

VIII.2.2  Seller's Obligations

a.   Seller  agrees  that if a Failure occurs in an  Item  within
     *****                , after the delivery of each Aircraft to
     Purchaser, the Seller shall at its own discretion and as promptly as practicable either:

(i) Design and furnish to Purchaser a correction for such Item and provide any parts required for such correction; or

(ii) Replace such Item.

b. Such correction or replacement shall be at Purchaser's cost and expense, reduced by Seller's financial participation ("Seller's Participation") as set forth in Clause VIII.2.3 herein, except as provided in Clause VIII.2.4 a, b, and c.

VIII.2.3  Seller's Financial Participation

a. Seller's Participation shall be determined in accordance with the following formula:

    *****


     where:

    *****

    *****

     *****


 VIII.2.4 Transportation and Other Costs

a. Transportation from Purchaser to Seller or Seller's authorized facilities and return to Purchaser of any Item or part of the Item to be corrected, repaired or replaced under the Service Life Policy, shall be the responsibility of Seller, who shall bear any related costs, except for any and all taxes, duties and similar charges of any nature whatsoever levied in Purchaser's country, which will be for Purchaser's account.

b. Should any repair, correction or replacement of an Item under the Service Life Policy require the use of specific tooling by Purchaser which is not available at Purchaser's facilities, Seller shall assist Purchaser by making available such specific tooling on a rent free basis for the purpose of performing such repair, correction or replacement, provided that such tooling is transportable, readily available or duplicable in due time.

c. Any cost resulting from removal and/or reinstallation of Aircraft parts or of an Item which is the subject of a Failure and reassembly and installation of the corrected or replacement Item, shall be at Purchaser's expense.



VIII.2.5  Purchaser's Compliance

a. Purchaser's remedy and Seller's obligation and liability under this Service Life Policy are subject to Purchaser having:

(i)  Maintained complete records of operations and maintenance of the  Aircraft  and its engines in accordance with  the  then
     applicable   requirements   of   Purchaser's   airworthiness
     authority;

(ii) Informed Seller of any significant incidents relating to an Aircraft that have occurred, which shall have been recorded in the maintenance log books of Purchaser;

(iii)      Complied with its obligations in respect  of  Seller's
Warranty;

(iv) Carried out the reasonable specific structural inspection programs for monitoring purposes as may have been established from time to time by Seller and communicated to Purchaser. Such programs shall, as much as possible, be compatible with Purchaser's operational requirements. Reports relating thereto shall be made available to Seller; and

(v) Reported the Failure in writing to Seller within ninety (90) days after such Failure has become apparent.

b. If Seller fails to notify Purchaser, within ninety (90) days after receipt of Purchaser's report, that the reported breakage is not accepted as a Failure, it shall be deemed to be a Failure.

VIII.2.6  Limited Liability

a. NOTHING IN THIS SERVICE LIFE POLICY SHALL BE CONSTRUED AS A WARRANTY OR REPRESENTATION THAT AN AIRCRAFT OR ANY ITEM WILL OPERATE WITHOUT A FAILURE, OR AS AN AGREEMENT TO MODIFY THE AIRCRAFT OR ANY COVERED ITEM TO CONFORM TO NEW DEVELOPMENTS IN THE STATE OF DESIGN OR MANUFACTURING. SELLER'S SOLE OBLIGATION HEREUNDER IS TO FURNISH CORRECTIONS OR
   REPLACEMENTS AND THE COST SHARING FOR FAILED ITEMS AS PROVIDED IN THIS SERVICE LIFE POLICY.

b. EXCEPT IN THE CASE OF SELLER'S GROSS NEGLIGENCE AND WILLFUL MISCONDUCT, PURCHASER'S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY SHALL BE IN
   MONETARY   COMPENSATION,  LIMITED  TO  THE  AMOUNT   PURCHASER
   REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM WHICH IS THE SUBJECT OF A FAILURE COVERED BY THIS
   SERVICE LIFE POLICY AND TO WHICH SUCH NON-PERFORMANCE IS RELATED.


VIII.3    VENDOR WARRANTIES

VIII.3.1  Definitions and Scope

Seller has obtained from all its suppliers other than P&WC, which will provide its warranty directly to Purchaser ("Vendors"), enforceable, assignable and transferable warranties for Vendor parts for a period of at least ***** from the date of each Aircraft delivery. Seller shall use its
best  efforts  to obtain a   *****              warranty  period,
beginning on the date of each Aircraft delivery, for all Vendor parts. On delivery of each Aircraft, Seller shall transfer to Purchaser such transferable Vendor warranties.

VIII.3.2  Seller's Assistance

In the event that any Vendor does not fulfill its warranty obligations to Purchaser and the Purchaser submits reasonable evidence thereof to Seller, Seller shall use its best efforts to assist Purchaser in obtaining the warranties provided by such
Vendor.                                                     *****
 .

VIII.3.3  Claims Assistance

Upon Purchaser's request, Seller shall handle Vendor warranty claims with the respective Vendor when Purchaser's own efforts to obtain warranty claim response from the Vendor directly have been unavailing. This support shall be performed in accordance with the Warranty Administration Procedures contained in the then current Customer Support Manual and in accordance with the relevant Vendor Warranty Administration Procedures.


VIII.4    INTERFACE COMMITMENT

VIII.4.1  Definitions and Scope

a. If, during the Warranty Period, Purchaser experiences any technical problem during the operation of the Aircraft or its systems/subsystems due to the malfunction or failure of any equipment, or part thereof, the cause of which, after due and reasonable investigation, is not clearly identifiable by
   Purchaser, but which Purchaser reasonably believes to be attributable to the design characteristics of other components of the Aircraft or the Aircraft ("Interface
   Problem"),            Seller             shall,             if
   requested by Purchaser, and without additional charge to Purchaser, promptly conduct an investigation and analysis of any such problem to determine the cause, and to furnish the recommended solution to such problem.

b. Purchaser  shall  provide Seller with all  relevant  data  and
   information   in  Purchaser's  possession  relating   to   the
   Interface Problem, and shall cooperate with Seller during Seller's investigations and tests as may be required.

c. Seller shall (i) promptly advise Purchaser, in writing, of the results of its investigation, and of Seller's opinion concerning the cause or causes of the Interface Problem, and
   (ii) identify the corrective actions to be taken by the responsible party.

VIII.4.2  Seller's Design Responsibility

If Seller determines that the Interface Problem is primarily attributable to the design of any equipment, Aircraft component or part for which Seller has the design responsibility, Seller shall, if requested by Purchaser correct the design of such equipment or part and implement such design correction, subject to prior mutual agreement on commercial terms and conditions and on the implementation schedule.

VIII.4.3  Vendor's Design Responsibility

a. If Seller determines that the Interface Problem is primarily attributable to the design of any Vendor Part, Seller shall, if requested by Purchaser, reasonably assist Purchaser in processing any warranty claim Purchaser may have against the
   Vendor       of      such      Vendor      Part.         *****
   .

b. Seller  shall  also  make  its  best  efforts  to  obtain   an
   acceptable solution to Purchaser's Interface Problem provided for under its agreements with such Vendor.

VIII.4.4  Seller's and Vendor's Design Responsibility

If Seller determines that the Interface Problem is partially attributable to the design of any equipment, Aircraft component or part for which Seller has the design responsibility and partially to the design of any Vendor Part, Seller shall, if requested by Purchaser, promptly seek and implement a solution to the Interface Problem through cooperative efforts of Seller and any Vendor involved. Seller shall promptly advise Purchaser of such corrective action as may be proposed by Seller and any such Vendor. Such proposal shall be consistent with any then existing obligations of Seller or any such Vendor hereunder.
                          EXHIBIT VIII
                             ANNEX A

          SERVICE LIFE POLICY ITEMS - 328-300 AIRCRAFT


ITEM NO.                           ITEM

53                  Fuselage

                    Structure of the pressurized fuselage region

530.1               Front and rear pressure bulkheads

530.2 Skins with doublers, stringers and frames from the front pressure bulkhead to the rear pressure bulkhead

530.3 Windows and windshields attachment structure, but excluding windows and windshields

530.4 Sills, excluding scuff plates, and upper beams surrounding the door apertures

530.5 Pressurized floor and bulkheads surrounding the main landing gear wheel well

530.6               Nose landing gear bay walls and panels

530.7 Cockpit floor structure and passenger cabin floor substructure excluding floor panels and seat rails

                    Structure   of  the  unpressurized   fuselage
                    region

530.8               Attachment  fittings for  nose  landing  gear
                    (part of nose landing gear wheel well side wall)

530.9 Keel beam structure in the main landing gear wheel well area

530.10 Skin with stringers and frames from frame 1 to frame 3 and from frame 45 to frame 50 (Including the Vertical Stabilizer (VS) attachment frames with integral VS spars)

530.11    Attachment fittings for APU Installation
530.12
                          EXHIBIT VIII
                             ANNEX A


ITEM NO.                           ITEM

54                  Engine Nacelle

540.1               ENG/Pylon complete

540.2               ENG/Pylon forward yoke

540.3               ENG/Pylon aft yoke isolator

540.4               Nacelle access cowls

540.5               Afterbody cowls

540.6               Attachment fittings at the wing rear spar

55                  Stabilizers

551                 Horizontal stabilizer main structural box

551.1               Front, center and rear spars

551.2 Upper and lower skin panels with integral stringers

551.3               Ribs

551.4               Attachment    fittings   to   the    vertical
                    stabilizer box

551.5               Elevator support structure

553*                Vertical stabilizer main structural box

553.1               Front   spar  including  fuselage  attachment
                    fitting (center and rear spars are integrated with the VS attachment frames)

553.2 Left and right skin panels with integral stringers

*Because  of  the high integration of the VS structure  with  the rear  fuselage all VS components have the rear fuselage code  536
(Dornier  328-300  Aircraft and 428JET  Aircraft  deviation  from
ATA).
                          EXHIBIT VIII
                             ANNEX A


ITEM NO.                           ITEM

553.3               Ribs

553.4               Attachment   fittings   to   the   horizontal
                    stabilizer box

553.5               Rudder support structure

57                  Wing

571                 Center wing main structural box

571.1               Front and rear spar

571.2 Upper and lower machined panel with integral stringers and integral rib flanges

571.3               Ribs 0 to 11 left and right

571.4               Attachment    fittings   to   the    fuselage
                    connecting rods

571.5               Wing to fuselage connecting rods

571.6               Main structural box joint elements

571.7               Landing flap support structure

572                 Outer wing main structural boxes

572.1               Front and rear spars (left and right)

572.2 Upper and lower machined panels with integral stringers and integral rib flanges (left and right)

572.3               Ribs 12 to 26 (left and right)

572.4               Landing flap support structure

572.5               Aileron support structure



                          EXHIBIT VIII
                             ANNEX B

           SERVICE LIFE POLICY ITEMS - 428JET AIRCRAFT

                           EXHIBIT IX

                        CUSTOMER SUPPORT


IX.1 TECHNICAL PUBLICATIONS AND DOCUMENTATION

IX.1.1    General

Seller will provide, at no cost to Purchaser, the manuals (operational, maintenance, repair, illustrated parts catalog, vendor manuals and all other manuals required to operate the Aircraft), in the quantities and media form set forth in Annex A to this Exhibit IX, attached hereto ("Technical Publications and Documentation"). Seller will also provide at no cost to Purchaser, as part of the maintenance documentation, (i) a complete set of Job Instruction Cards, and (ii) appropriate engineering drawings as necessary for maintenance or repair. The Technical Publications and Documentation and Job Instruction Cards will be provided to Purchaser not less than sixty (60) days in advance of delivery of the first Aircraft. Seller's Technical Publications and Documentation, as noted in Annex A, will be made available on CD-ROM within twenty-four (24) months after delivery of the first Aircraft. Any additional Technical Publications and Documentation and revisions thereto are to be purchased by Purchaser at Seller's then valid catalog price for such item.

IX.1.2    Compliance with ATA

Technical Publications and Documentation related to the Aircraft, shall be prepared in general accordance with the applicable provisions of ATA Specification 100. Technical Publications and Documentation related to Vendor Parts shall be delivered according to the general standard of the specific Vendor. Where applicable, such publications shall include details concerning software if the Vendor intends to supply such software.

IX.1.3    Language

The Technical Publications and Documentation will be supplied in the English language.

IX.1.4    Revision Service

a. Seller: Revisions to Technical Publications and Documentation shall be issued by Seller as required from time to time
   ("Seller's Revisions").

b. Vendor:  Seller  shall  ensure that revisions  to  the  Vendor
   Technical  Publications and Documentation listed  in  Annex  A
   hereto  ("Vendor's  Revisions")  shall  be  provided  by   the
   respective Vendor.

c. Unless otherwise agreed between Purchaser and Seller, or the respective Vendor, as the case may be, revisions shall be prepared and supplied in the same format and quantity as the original documentation.

d. Revisions    to    Seller's   Technical    Publications    and
   Documentation will be provided for    *****               from
   delivery of the first Aircraft. Upon Purchaser providing its first Notice of Exercise, as that term is defined in Article 21.2c, revisions to Seller's Technical Publications and
   Documentation will be extended to    *****                from
   delivery of the first Aircraft. Thereafter, all revisions to Seller's Technical Publications and Documentation will be purchased by Purchaser at Seller's then valid catalog price for such revision service. Notwithstanding the above, Seller shall provide revisions to Seller's Technical Publications and Documentation for all documentation modified by a service bulletin issued by Seller for matters requiring urgent attention and generally limited to items affecting safety ("Alert Service Bulletin"), and those which Purchaser's certification authority requires to maintain following certification.

e. Purchaser may reproduce all Technical Publications and Documentation for Purchaser's exclusive use, or for such other use subject to Seller's approval, which will not be unreasonably withheld. Technical Publications and Documentation reproduced by Purchaser will not be subject to Seller's revision service.

f. Seller warrants the accuracy and completeness of Seller's Technical Publications and Documentation. Seller's sole responsibility or liability to Purchaser for breach of this warranty shall be to correct any publication found to contain an error within thirty (30) days after Seller has been notified of such error. Such correction shall be accomplished in a temporary revision.

IX.1.5    Delivery

On delivery of the initial issue of and revisions to the Technical Publications and Documentation, Purchaser shall provide
Seller a receipt evidencing delivery of such publications and/or revisions.

IX.1.6    Proprietary Rights

All of the publications, data, drawings or other documentation or information described in this Exhibit IX or in the Specification are proprietary to Seller and/or Vendors and all copyrights and other proprietary rights, if any, are the Seller's and/or Vendors' property.

IX.1.7    Non Disclosure of Data and Documents

a. Purchaser covenants that the data or documents furnished by Seller under the terms of this Clause IX.1 or copies thereof, or otherwise acquired by Purchaser, shall not be disclosed to any person, firm or corporation, or to any government or governmental department or agency without Seller's written
   consent,                       except                       as
   may be necessary for the full use and enjoyment of the Aircraft by Purchaser. For the avoidance of doubt, Purchaser may make such data and documents available to (i) the FAA if requested to do so or otherwise as necessary to insure its compliance with FAA rules and regulations, and (ii) Purchaser's outside maintenance provider and consultants if necessary for the full use and enjoyment of the Aircraft, on the basis that such provider or consultants may not further disclose the data or documents to another third party.

b. Purchaser shall inform Seller of any subsequent purchaser, operator, owner, assignee or transferee of the Aircraft and Purchaser may provide the new operator with any Aircraft specific Manuals.

c. A violation by Purchaser of Seller's rights pursuant to Clause IX.1.6 and/or a violation of Purchaser's obligations under Clauses IX.1.7 shall be deemed to be a material breach of Purchaser's obligations under this Agreement and entitles Seller, in addition to any other rights and remedies it may have by law or otherwise, to suspend its performance under this Clause IX.1 without notice.


IX.2 TRAINING

IX.2.1    General

a. Seller, its affiliate or an FAA-approved third party selected by Seller, at Seller's discretion, will provide type specific training for the Aircraft, consisting of:

   (i) Pilot Transition Training (PTT);

   (ii)Aircraft Technician Training (ATT); and

   (iii)   Flight Attendant Training (FAT).

b. All training will meet the standards required by Purchaser's civil aviation authority having jurisdiction over it and will be conducted and directed by experienced instructors at third party training facilities in Hoofddorp, Netherlands, in Dallas, Texas, at Seller's training facilities, at another Seller designated location or at other locations specified herein. Seller will provide Purchaser first priority on available training in the U.S., subject to adequate advance notice of at least six (6) months. Personnel assigned for such  training  shall  be  required to  have  command  of  the
   English language as all training shall be conducted in the English language. Purchaser's personnel expenses including, but not limited to, transportation, accommodation, insurance, living and incidental expenses shall be borne by Purchaser. Purchaser is entitled to the training program set forth in this Exhibit IX for up to twelve (12) months after delivery of each Aircraft. In the event that a trainee is unable during the courses or at the end of such courses to perform to the minimum levels required by the course requirements,
   Seller             shall             discuss              with
   Purchaser the remedies to assist trainee in satisfying such course requirements. In the event the performance of the trainee continues to be insufficient, the corresponding course shall be terminated for such trainee without replacement.

c. Any   additional  training  and  related  expenses  for   such
   training services beyond the content and duration of the corresponding standard programs as required by the FAA are for the account of Purchaser.

IX.2.2     Pilot  Transition  Training  (PTT)   and  Other  Pilot
Training

a. Seller shall provide to Purchaser pilot type transition training for ***** pilots per Aircraft in an FAA-certified full flight simulator ("FFS") to support entry of the Aircraft into revenue service. Such pilots must have a valid air transport pilot license (Captain) or commercial pilot license with instrument rating (First Officer), or any other equivalent qualification with the necessary flying experience in multi-engine turboprop or jet aircraft, required by the
   aviation     authority    having    jurisdiction.        *****
   additional  pilots  shall be trained to  check  airman  status
   *****             of  which  may  be FAA  personnel.     *****
   The qualification requirements for pilot training will be established during a training planning conference to be held in advance of training.

b. The PTT per pilot consists of:

   - Ground   school  training,  consisting  of  Computer   Based
     Training and use of the full flight simulator in the fixed based mode; and

   - FFS training of up to twenty (20) hours per pilot which shall include dual qualification for the 328-300 Aircraft and 428JET Aircraft, when the 428JET training syllabus is approved.

c. The ground school training, simulator training and flight training on the Aircraft, if required by the aviation authorities, for at least one (1) crew for Aircraft ferry purposes should be completed prior to delivery of the first Aircraft.

d. In the event of non-availability of the simulator, Seller reserves the right to conduct or cause to be conducted the training in Purchaser's Aircraft or in another Dornier Model 328-300/428JET aircraft of Seller's choice. If such training is conducted in Purchaser's Aircraft, Seller shall reimburse Purchaser for the cost of operation and maintenance of such Aircraft. If Purchaser chooses not to train in the Aircraft, it may, without regard to any provision of this Agreement concerning Purchaser's delay in accepting an Aircraft, delay delivery of the Aircraft at no penalty.

e. Each PTT student will receive, and may retain, the training documentation necessary for the PTT. Such documentation is for training purposes only and shall not be subject to revision.
f. Purchaser will, at its discretion, have the right to submit whatever training course it deems appropriate to the FAA for approval.

g. Pilot Training

   (i)*****







   (ii)    *****






   (iii)   *****


   (iv)                                                              *****















IX.2.3    Aircraft Technician Training (ATT)

All ATT trainees must have qualifications that meet the FAA's standard aircraft maintenance requirements. The qualifications for technician training will be established during a training planning conference to be held in advance of the start of training. The ATT course for at least one (1) mechanic for Aircraft ferry purposes should be completed prior to delivery of the first Aircraft. Purchaser will receive the training documentation necessary for the ATT. Such documentation is for training purposes only and shall not be subject to revision.

a. Seller's ATT

To assist Purchaser in establishing its own in-house technician training capabilities, Seller shall train an initial cadre of
*****           technicians,   *****     of which will be trained
to technician training instructor level, at Seller's maintenance training site in San Antonio, Texas. Seller, at no cost to Purchaser, shall provide a reasonable quantity of maintenance training and instruction materials, including but not limited to non-mechanical training aids, slides and training and instruction manuals, which Purchaser may reproduce for its exclusive employee use or for a third party for use in exclusively training Purchaser's employees. Seller will cooperate with Purchaser to make available mechanical training aids to support FAA-approved training courses on terms and conditions to be agreed. The courses described below are designed in general accordance with the ATA 104 Specification "Guidelines for Aircraft Maintenance Training." Purchaser may submit whatever training course it deems appropriate to the FAA for approval. Each ATT candidate may attend only one of the following line/base maintenance courses:

   (i)Airframe/Power Plant System

      A   fifteen   (15)  day  course  to  include   a   detailed
      description of the operation, component location, component removal and installation and test procedures of the airframe and power plant systems in accordance with Seller's Maintenance Manual. Engine operation and engine run-up training may be provided in the simulator. In addition, a general familiarization on electrical and avionic systems shall be provided.

   (ii)    Electrical and Avionic System

      A fifteen (15) day course to include a general familiarization of airframe and power plant system and a detailed description of the operation, component location, component removal and installation and test procedures on the electrical and avionic systems in accordance with Seller's Maintenance Manual. Trainees for this course shall have a basic knowledge of avionic bus systems and display techniques.

b. Engine Manufacturer ATT

   In addition to the Seller's ATT course for Airframe/Power Plant System, Purchaser's personnel attending such course shall be instructed in a line maintenance course on the Aircraft engine. Such course, free of charge to Purchaser, shall take place at the engine manufacturer's site in St. Hubert, Quebec, Canada, covering general engine familiarization, line maintenance, and hot section inspection and heavy maintenance. Purchaser's personnel expenses will be for Purchaser's account.

c. Avionics Manufacturer ATT

   Honeywell  shall  provide, free of charge, at its  facilities,
   avionics   training  for  Purchaser's  avionics   technicians.
   Purchaser's   personnel  expenses  will  be  for   Purchaser's
   account.

d. Other Vendor ATT

   Upon  Purchaser's  request, Seller will  assist  Purchaser  in
   arranging    additional   training   with    other    Vendors.
   Purchaser's   personnel  expenses  will  be  for   Purchaser's
   account.

e. Ground Handling Training

   Seller  shall  provide a ground handling training  course  for
   *****  of Purchaser's personnel at Purchaser's facility.   The
   course duration shall be at least three (3) working days and consistent with Purchaser's training needs.

f. General Familiarization Training

   Seller  will provide a general familiarization training course
   for     *****       of  Purchaser's  qualified  personnel   at
   Purchaser's facility. The course duration shall be three (3) working days and consistent with Purchaser's training needs.


g.   Engine Run-Up Training

   Seller  will  provide  an engine run-up  training  course  for
   *****           of   Purchaser's   qualified   personnel    at
   Purchaser's facility and/or at the FFS facility.   The  course
   duration shall be two (2) working days.

IX.2.4    Flight Attendant Training (FAT)

Seller  shall  provide Purchaser training  for    *****    flight
attendants in accordance with Seller's standard training program.
Such training shall be provided at Purchaser's facility on Purchaser's Aircraft.

IX.2.5Trainee Allocation

Each  course will have a reasonably determined minimum  capacity.
Seller reserves the right to combine Purchaser's trainees in courses with those of other customers.

IX.2.6Training Planning Conference

Not later than thirty (30) days after Purchaser's receipt of the United Approval, a training planning conference will take place at Seller's Texas facility or a third party's premises in the United States at which Seller or a third party, as the case may be, shall provide and discuss with Purchaser a detailed description and schedule of the training courses herein. Purchaser shall bear all costs, such as travel, transportation, accommodation and other individual expenses, for its personnel attending such conference. Not later than September 30, 1999,
Purchaser  shall provide Seller in writing with  the   number  of
attendees participating in the training courses set forth in Clause IX.2 herein. Purchaser will provide the names of attendees one (1) month prior to the commencement of the training course, subject to overseas travel documentation requirements, Purchaser may substitute trainees from the attendee list at any time. In the event Purchaser reschedules the training courses after the training conference, Purchaser shall bear the corresponding cancellation and rescheduling fees.

IX.2.7Training Approval by Aviation Authority

Purchaser is fully responsible, with Seller's or third party training provider's reasonable assistance, for obtaining local approvals of all training requirements, instructor personnel and related training aids by the respective aviation authority having jurisdiction prior to the start of training.

IX.2.8Training Aids

*****




IX.2.9     UNUSED TRAINING CREDITS

*****



     a.   *****


          b.   *****






*****










IX.2.10 Insurance

          a. While training is being provided pursuant to this Clause IX.2, Purchaser shall maintain (i) aviation liability insurance with coverage for bodily injury, property damage, passenger liability and public liability insurance with a minimum amount of not less
          than   *****             or equivalent for any one  (1)
          accident/occurrence and (ii) commercial liability insurance covering the liability of Purchaser for bodily and property damages with a minimum amount of
          not   less  than    *****            for  any  one  (1)
          accident/occurrence.

         b. Purchaser shall cause Seller, its subsidiary or affiliated companies, their officers, agents, employees and representatives to be named as additional insured under such liability insurances as set forth in this Clause IX.2.10 herein.

          c. If Purchaser maintains hull insurance in respect to the Aircraft, such insurance shall contain a waiver of subrogation in favor of Seller, its subsidiary or affiliated companies, their officers, agents, employees and representatives. In the event a deductible is included in such hull insurance, Purchaser shall bear the cost of such deductible.

          d. Purchaser shall, not later than ten (10) days prior to the scheduled start of the corresponding training, furnish to Seller for its approval, a certificate from the Purchaser's insurer evidencing compliance with the provisions of this Clause IX.2.10 showing that Seller has been so named as an additional insured, stating that the coverage is in accordance with this Agreement and providing that such Aircraft insurance policy shall not be cancelled or materially altered by the insurer unless thirty (30) days' prior written notice thereof has been provided to Seller.
IX.3.     SPARE PARTS SERVICES

IX.3.1    Definitions

The terms used in this Exhibit IX.3 shall have the meanings ascribed to them in Article B. "Summary of Definitions".

IX.3.2    Scope of Material Support

The material support provided hereunder covers Seller's supply, repair and modification of and documentation for all Proprietary Parts and the lease of Insurance Items. Supply, repair and modification of and documentation for Vendor Parts shall be provided by the respective Vendor in accordance with the Vendor Information Manual. Back-up support for Vendor Parts and Standard Parts shall be provided by Seller as may be deemed necessary in Seller's opinion to enhance the availability of such parts. If the terms of the Vendor Information Manual vary from or are inconsistent with any relevant provision of this Exhibit IX, the terms of this Exhibit IX shall apply. No Vendor Information Manual provision shall operate so as to limit Purchaser's rights and Seller's obligations as set forth in this Exhibit IX.

IX.3.3    Support Period

So long as a minimum of five (5) aircraft of the type purchased hereunder are regularly operated in scheduled commercial revenue service worldwide, accumulating a total of not less than five thousand (5000) flying hours each calendar year, Seller shall manufacture or procure and sell to Purchaser Proprietary Parts to meet Purchaser's reasonable requirements for such parts in
connection  with  its  normal operation  of  the  Aircraft.   The
support  periods  for  Vendor Parts are  defined  in  the  Vendor
Information Manual.

IX.3.4    ******

     a.   *****


















     b.   *****








     c.   *****






     d.   *****


IX.3.5    *****

     a.   *****








     b.  *****









     c.  *****












     d.   *****



     e.        *****






     f.   ******



IX.3.6    *****

*****

     a.   *****





          b.   *****




IX.3.7    Expedite Service
Seller  shall maintain a twenty-four (24) hours-a-day, seven  (7)
days-a-week  AOG  Service for the supply  of  AOG  Spares.   Such
service  is  operated  in  general  accordance  with  the  "World
Airlines & Suppliers Guide."

          a. So long as Purchaser continues to operate its Aircraft and 428JET Aircraft fleet(s), Seller is committed to meeting the following response and dispatch times to spare parts requests from Purchaser:

      Service Level          Response time       Dispatch time
      AOG                    2 hours             4 hours
     Critical (imminent AOG      2 hours         24 hours
         or work stoppage)
     Expedite                24 hours            Per customer
                                                 request
     Routine                 48 hours            7 days

          b. Seller will use production parts to support Purchaser in AOG cases when necessary. In the event Seller is unable to meet the above spare parts dispatch times for a part, Seller agrees to pay freight delivery charges for such part.

IX.3.8    Sales Conditions

          a. Except as otherwise provided in this Agreement, Spare Parts shall be quoted, ordered, sold and delivered in accordance with Seller's General Terms and Conditions for the Sale of Spare Parts, published from time to time in the Seller's Spare Parts Price List, and in accordance with the then current Customer Support Manual.

          b.   *****



          c. All international freight charges and duties, if any, for spare parts ordered by Purchaser through Seller will be paid by Seller, provided, however, international freight charges and duties, if any, for AOG Non-Stock Spare Parts will be paid by Purchaser. AOG Non-Stock Spare Parts, as used herein, means those spare parts that have not been requisitioned by any operator two or more times during the previous twelve
          (12) months.

IX.3.9    Warranty for Spare Parts

          a. The warranty period for Spare Parts shall expire when twenty-four (24) months have elapsed from the date of delivery of such Spare Part to Purchaser.

     b. The warranty, procedures and administration of Spare Parts shall be in accordance with the then current Customer Support Manual. If the terms of the Manual vary from or are inconsistent with any relevant provision of this Exhibit IX, the terms of this Exhibit IX shall apply. No Manual provision shall operate so as to limit Purchaser's rights and Seller's obligations as set forth in this Exhibit IX.


IX.4 PERSONNEL DELEGATION

          a. Seller shall assign one qualified (1) technical representative ("Tech Rep") for a total period of
          *****              beginning with delivery of the first
          Aircraft to Purchaser's primary maintenance facility, or such other location as may be mutually agreed, for advisory services. The period of assignment will be
          extended  by   *****          for each Option  Aircraft
          delivered to Purchaser. The advisory services and the procedures under which such services shall be provided shall be consistent with the services and procedures as set forth in the then current Customer Support Manual.

          b. The Tech Rep delegated to Purchaser hereunder shall be and shall remain the employee of Seller. The salary and benefits paid to the Tech Rep shall be the sole responsibility of the Seller. Such Tech Rep shall work in an advisory capacity and perform such services as reasonably requested by Purchaser, which shall have no authority to govern the conduct or to supervise the Tech Rep. Purchaser will consult and coordinate with Seller in all matters relating to Tech Rep activities during the period of delegation. The Tech Rep shall be used for civil operations only.

     c. The scope of advisory services to be provided by the Tech Rep shall be as follows:

          - provide advice for Purchaser's personnel in the performance of maintenance and inspection procedures;
          - establish and maintain effective communication between Seller's Customer Support Department and Purchaser's appropriate management;
          - observe and investigate maintenance and operational procedures in order to identify potential technical problems and to recommend solutions to correct the source of problems;
          - provide  on-the-job  training  instructions  in   the
            performance    of    maintenance,    overhaul     and
            troubleshooting procedures;
          - interpret technical publications and specifications as required to assist Purchaser's maintenance personnel;
          - oversee mechanical and structural repairs in the field; and
          - compile reports and technical data pertaining to, or requiring, service changes and improvements (S.B.'s or E.O.'s).

         d. Purchaser shall arrange for emergency medical treatment for the Tech Rep, if necessary, during such period of delegation. Medical insurance coverage for the Tech Rep shall be at Seller's cost.

     e. Sick leave for the Tech Rep shall be granted only for valid medical reasons confirmed by a doctor appointed by Purchaser or Seller. In either case a medical certificate shall be submitted to both Purchaser and Seller. In case of disability of the Tech Rep longer than ten (10) working days, the Parties shall agree as to the temporary replacement of the personnel concerned.

     f. Purchaser will provide transportation and per diem expense reimbursement only in the event the Tech Rep is temporarily based at locations other than Purchaser's main base, if so required and directed by Purchaser.

     g. Seller shall provide the Tech Rep's transportation to Purchaser's main base and return to Tech Rep's home base. If Purchaser requires the Tech Rep to accompany Purchaser's crew on the ferry flight of the Aircraft to Purchaser's main base, Purchaser shall provide the Tech Rep with duly paid flight tickets from Purchaser's main base to Munich.

     h.   Seller shall be responsible for obtaining in sufficient
          time   any  visas,  permits  and  other  authorizations
          required  for  the  Tech Rep.  Purchaser  shall  assist
          Seller in obtaining such documents.

          i. Purchaser shall, at its expense, provide the Tech Rep with suitable office space, facilities and office equipment including a desk, file cabinets, two telephone lines, access to facsimile and photocopy equipment, while on assignment at Purchaser's facility. All other expenses of the Tech Rep will be the responsibility of Seller.

     j.   *****









IX.5 SERVICE ENGINEERING

          a.   *****




                    b.(i)     *****










              (ii) *****



                           EXHIBIT IX
                             ANNEX A

            TECHNICAL PUBLICATIONS AND DOCUMENTATION


IX.A.1    IDENTIFICATIONS

1)   FORMAT

     P      =  Printed hard copy in general accordance  with  ATA
100, Chapter 1-1-1.
     CD  = Electronic Data Carrier - on request
     F      =  Microfiche, in general accordance  with  ATA  100,
Chapter 1-1-1.

2)   VERSION

     C   = Customized as per ATA 100
     A   = Non-customized

3)   SUPPLY

     EA = Per Aircraft, upon Delivery
     FL = Delivered for the entire fleet of Aircraft

4)   REVISIONS PER YEAR

     1    = one revision
     2    = two revisions
     AR = as required
     NA = not applicable

5)   REMARKS

     OEM = Issued and delivered by Seller
      VEN = Issued by the respective Vendor and initially delivered by Seller

6)   VENDOR TECHNICAL DOCUMENTATION

*  =  Revision Service provided by the respective Vendor

                             EXHIBIT IX
                               ANNEX A

 IX.A.2    TECHNICAL PUBLICATIONS AND DOCUMENTATION TO BE DELIVERED

Title                       Abbrev   Ver  Forma  Qty      Rev/  Remarks
                                      s     t    Supply   Year
1.  Operational Tech Pubs
Aircraft Flight Manual      (AFM)     C     P    *****    AR    OEM

Flight Crew Operating       (FCOM)    C     P    *****    AR    OEM
Manual
Master Minimum Equipment    (MMEL)    A     P    *****    AR    OEM
List
Rescue Manual               (RM)      A     P    *****    AR    OEM

2.  Maintenance Tech
Pubs/Doc
Aircraft Maintenance        (AMM)     C   CD/P   *****    2     OEM
Manual
Maintenance Review Board    (MRB)     A     P    *****    AR    OEM
Report
Maintenance Planning        (MPD)     A     P    *****    AR    OEM
Document
Airworthiness Limitations   (ALD)     A     P    *****    AR    OEM
Doc.
System Schematics Manual    (SSM)     C   CD/P   *****    AR    OEM
Fault Isolation Manual      (FIM)     C   CD/P   *****    1     OEM
Wiring Manual               (WM)      C   CD/P   *****    2     OEM
Structural Repair Manual    (SRM)     A   CD/P   *****    AR    OEM
Corrosion Prevention and    (CPCPM)   A     P    *****    AR    OEM
Control Program Manual
Consumable Material List    (CML)     A     P    *****    AR    OEM
Weight and Balance Manual   (WBM)     C     P    *****    AR    OEM

Power Plant Build-up        (PPBM)    A   CD/P   *****    AR    OEM
Manual
Component Maintenance       (CMM-M)   A   CD/P   *****    AR    OEM
Manuals-Aircraft
Manufacturer
*Component Maintenance     (CMM-     A     CD/P  *****     AR    OEM/VEN
Manuals-Vendors (Standard  V)
Documentation as per PI)
*Honeywell System          (SMM)     C      P    *****      AR   VEN
Maintenance Manual
Illustrated Tool and       (ITEM)    A     CD\P  *****      AR   OEM
Equipment Manual
Non-Destructive Testing    (NDTM)    A     CD/P  *****      AR   OEM
Manual

3.  Material Tech Pubs/Doc
Aircraft Illustrated Parts (AIPC)    C     CD/P  *****      2    OEM
Catalog
*Engine Illustrated Parts  (EIPC)    A      P    *****      AR   VEN
Catalog


Title                      Abbrev   Vers  Format Qty      Rev/  Remarks
                                                 Supply   Year

4.  Service Tech Pubs/Doc
Customer Support Manual    (CSM)     A      P    *****    AR    OEM
Vendor Information Manual  (VIM)     A      P    *****    AR    OEM
Publications Index         (PI)      A      P    *****    12    OEM
Service Bulletins          (SB)     C/A     P    *****    NA    OEM
Service Information        (SI)      A      P    *****    NA    OEM
Letters
All Operators Telex        (AOT)     A      P    *****    NA    OEM
Aircraft Life Record       (ALR)     C      P    *****    NA    OEM
Aircraft Log Book          (ALB)     C      P    *****    NA    OEM
Engine Log Book            (ELB)     C      P    *****    NA    OEM

5. Standard Vendor
Documentation
* Set of standard Vendor   -----     A      P    *****    AR    OEM/VEN
Documentation available
from Seller as per PI and
related to Vendor
equipment installed in the
Aircraft

                             EXHIBIT X

                               *****



*****
*****
                            EXHIBIT XI

                     PRICE ADJUSTMENT FORMULA


XI.1 DETERMINATION OF THE AIRCRAFT DELIVERY PRICE

     For the determination of the Aircraft Delivery Price or the Option Aircraft Delivery Price, the Adjusted 328-300 Aircraft Base Price set forth in Article 3.1 or the Adjusted 428JET Aircraft Base Price set forth in Article 3.2 and the Adjusted Option 328-300 Aircraft Base Price set forth in Article 21.3 or the Adjusted Option 428JET Aircraft Base Price as set forth in Article 21.4 of this Agreement, and for the purpose of adjusting other amounts pursuant to this Agreement as the case may be, shall be adjusted in accordance with the Price Adjustment Formula and the General Provisions as set forth in this Exhibit XI.


XI.2 REFERENCE INDICES

XI.2.1    LU Index:

     Average Hourly Earnings for Industry classification "Aircraft and Parts," 1987 SIC Code 372, not seasonally adjusted; as it appears in the periodical "Employment and Earnings," under the section "Not Seasonally Adjusted," Monthly Establishment Data, Hours and Earnings - National, in Table B-15. Average hours and earnings of production and non-supervisory workers on private non-farm payrolls by detailed industry; as published by the Bureau of Labor Statistics of the U.S. Department of Labor.

XI.2.2    MU Index:

     Producer Price Index for Commodity group "Metals and Metal Products," Commodity Code 10, not seasonally adjusted; as it appears in the periodical "Producer Price Indexes" in Table
     6. Producer price indexes and percent changes for commodity groupings and individual items (1982=100); as published by the Bureau of Labor Statistics of the U.S. Department of Labor.


XI.3 PRICE ADJUSTMENT FORMULA

                              *****
          *****
                              *****

     *****

     *****

     *****

     *****

     *****


     *****

     *****


     *****

*Applies to the Adjusted 328-300 Aircraft Base Price, the Adjusted 428JET Aircraft Base Price, the Adjusted Option 328-300 Aircraft Base Price or the Adjusted Option 428JET Aircraft Base Price, as the case may be.


XI.4 GENERAL PROVISIONS

XI.4.1 In determining the Aircraft Delivery Price, the coefficients of the two ratios of the escalation formula shall be calculated to the ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal shall be raised to the next higher figure. The final factor to be multiplied with (Pb), shall be rounded to the nearest ten thousandth (4 decimals). The amount resulting therefrom shall be then rounded to the nearest whole number (0.5 or more rounded to 1) and then be fixed as the Aircraft Delivery Price.

XI.4.2 In the event that one or both of the indices referred to herein above are discontinued, Seller shall use comparable statistics on the cost of labor for aircraft workers or the cost of materials for metals and metal products, as the case may be, published by the statistical sources set forth in Clause XI.2 herein. In the event that such sources shall no longer maintain statistics on such costs of labor or cost of materials for metals and metal products, Seller shall use comparable statistics published by a respectable financial periodical of a recognized authority. Any selection by
     Seller  of  comparable  statistics  shall  be  binding   upon
     Purchaser.

XI.4.3 If the U.S. Department of Labor alters the compilation of the basket of available commodities or the selection of the payroll reports as basis of valuation for any of the indices used in the Price Adjustment Formula, Seller reserves the right to compute the further development of the indices being affected by such altered basis of valuation in such a manner as would have been achieved by the use of the original basis of valuation prior to the corresponding alteration decided by the U.S. Department of Labor.

XI.4.4 Final values of the above referred indices shall be used for the Aircraft Delivery Price calculation. If no "final" value is published for any of the applicable months at the time of invoicing at Aircraft delivery, then the published preliminary figures shall be used for the computation of the Aircraft Delivery Price.



                            EXHIBIT XII

                        SCHEDULE COMPLETION


XII.1     GENERAL

Seller shall provide Purchaser a Revenue Service Schedule Completion Rate Guarantee for the Aircraft, covering a period of
*****            following the date of entry into service  of  the
first Aircraft. This Revenue Service Schedule Completion Rate Guarantee is effective during the Guarantee Term, defined below,
so  long  as   *****             of Purchaser's Scheduled  Revenue
Service Flights originate or terminate at its main maintenance base, or line maintenance base which shall have levels of spares and maintenance technician support to be agreed during the initial provisioning conference.

XII.2     DEFINITIONS

In this Revenue Service Schedule Completion Rate Guarantee:

"Cancelled Flight" means a Scheduled Revenue Service Flight that is cancelled or diverts from its intended destination because of technical reasons inherent in the Aircraft and the flight is not an Excluded Flight.

"Excluded Flight" means flight cancellation or diversions caused by the reasons set forth in Appendix 1, attached hereto;

"Guarantee Term" means a term commencing with the date of entry into service of the first Aircraft and terminating on a date
*****           later.

The   "Revenue   Service   Schedule  Completion   Rate   Guarantee
Percentage" shall be a   *****           moving average (expressed
as a percentage) which shall be calculated using the following formula:

*****


"Scheduled Revenue Service Flight" means an Aircraft operation available for the transportation of revenue passengers;

XII.3     REVENUE SERVICE SCHEDULE COMPLETION RATE GUARANTEE
     PERCENTAGES

At the end of each month, Purchaser shall perform the calculation required to determine the Revenue Service Schedule Completion Rate Guarantee Percentage. Input data will be drawn from Purchaser's official logs and utilization reports as submitted to its regulatory authorities. Seller guarantees such Revenue Service Schedule Completion Rate Guarantee Percentage shall not be less than:

*****





Satisfaction of the guarantee for the first   *****          shall
be  evaluated immediately following   *****                      .
In the event the Aircraft fleet's Guarantee Percentage equals or exceeds ***** on a moving average during ***** following delivery of the first Aircraft, the Revenue Service Schedule Completion Rate Guarantee shall terminate and Seller shall have no further obligation to Purchaser under this Revenue Service Schedule Completion Rate Guarantee.

XII.4 In the event the Aircraft fleet fails to meet the Revenue Service Schedule Completion Rate Guarantee, Seller and Purchaser agree as follows:

     a. Purchaser shall notify Seller in writing of a failure to meet the Revenue Service Schedule Completion Rate
          Guarantee and provide Seller with detailed substantiating information concerning such failure. Purchaser will provide data in a format to be mutually agreed upon.

     b. In those instances where, on the basis of reports furnished to Seller, engine-related causes are shown to be a significant contributor to the failure to meet the Revenue Service Schedule Completion Rate Guarantee, P&WC will conduct investigations to determine root causes, and together with Seller, will generate a corrective action plan on a case-by-case basis.

     c.   *****










     d.   *****


     e.   *****









XII.5     PURCHASER'S OBLIGATIONS

Seller's Revenue Service Schedule Completion Rate Guarantee is subject to Purchaser complying with the following:

     a. Purchaser shall provide to Seller all data pertaining to the operation of the Aircraft reasonably deemed necessary and requested by Seller to enable Seller to conduct an efficient and coordinated audit of all reliability, maintainability, operational and cost data, with the objective of improving the safety, availability and operational costs of the Aircraft, provided that such data are of the type and in the form normally accumulated by Purchaser in its operation. Seller shall enter into an appropriate confidentiality agreement with respect to Purchaser's data, and in any event will not be entitled to data not relevant to the Aircraft.

     b. Purchaser shall submit a Cancelled Flight report within thirty (30) days after the end of each calendar month, beginning with the month Purchaser places the first Aircraft in service. Purchaser and Seller shall agree, prior to delivery of the first Aircraft, upon the final content and lay-out of such reports, which shall include, among other data, ATA Chapter, Subchapter, Aircraft, date, discrepancy and action taken.

     c. Purchaser shall subscribe fully to a FAA-accepted maintenance training program and shall have sufficient trained technicians on site at its aircraft maintenance facilities. Purchaser agrees to provide, at its expense, mutually agreed supplementary training for Purchaser's personnel in areas where additional training would reasonably be expected to enhance Aircraft reliability and maintainability.

     d.   During  the  first   *****            after  entry  into
          service of the first Aircraft delivered, Purchaser shall participate in Seller's quarterly reliability review meetings to be held at Purchaser's maintenance base to identify possible deficiencies. During ***** entry into service of the first Aircraft delivered, reliability review meetings will be held on an annual basis unless mutually agreed otherwise.

     e. If during the Guarantee Term guarantee levels are not achieved, Seller shall have the right to perform a reasonable review during normal business hours of
          Purchaser's maintenance and flight operations departments' procedures related to the failure to meet the guarantee in Purchaser's operation of the Aircraft. Purchaser's maintenance and operations personnel shall cooperate in the conduct of the review. This review will be performed by employees of Seller provided an appropriate confidentiality agreement has been executed. Purchaser shall be given access to any information gathered during such review.

                            EXHIBIT XII
                            APPENDIX 1


   REVENUE SERVICE SCHEDULE COMPLETION RATE GUARANTEE EXCLUSIONS


Negligence of Purchaser's personnel or personnel under contract to the Purchaser;

Force Majeure (including, but not limited to, lightning strikes, foreign object damage, bird strikes, enroute weather, and ATC diversions);

Crew refusal of systems or components that are within specified limits;

Non-availability of spares (as recommended by and included in Seller's IP list), equipment documentation or trained personnel due to fault of Purchaser;

Acts of third parties (other than acts of any affiliate, agent or employee of Seller or its Vendors;

Incorrect routine servicing of engine oil, hydraulic fluid, or oxygen refilling or recharging;

Navigation routing software data base updating of on-board navigation computers;

Tire/wheel assembly change due to cuts, wear or dry nitrogen/air pressure servicing;

Wheel and brake changes due to wear;

Recurrences of technical delays within three (3) days, with or without corrective action, which are caused by incorrect crew reporting, maintenance or servicing;

Failure  to  correct  technical  faults  when  Purchaser   has   a
maintenance opportunity to correct such fault;

Malfunction of equipment provided by Purchaser;

Extended maintenance or late release from maintenance due to work scheduling of Purchaser, except for discrepancies found during scheduled maintenance;

Malfunction of any galley equipment except the fixed galley structure;

Malfunction or absence of any loose or portable emergency equipment;

Evidence for cancellations for which supporting information and/or documentation are not available;

Failure to maintain, overhaul, repair and operate the Aircraft, and failure to maintain, overhaul, repair, and operate any equipment, any accessory, any component, and any part, in accordance with Purchaser's maintenance programs;

Malfunctions caused by components not manufactured by Vendors listed in the Aircraft Illustrated Parts Catalog or authorized by Seller; and

Cancelled Flights caused by inherent or non-corrected malfunctions which could have been avoided by operation in accordance with all of the provisions of the Minimum-Equipment List as approved by the FAA for the operation of the Aircraft, unless precluded by Purchaser's Flight Operations Manual for the Aircraft.

                           EXHIBIT XIII

                         MAINTENANCE COST


XIII.1    GENERAL

Subject to the provisions of Seller's Maintenance Cost Guarantee set forth below, Seller guarantees that the cost to repair, replace, overhaul and restore the 328JET and 428JET Aircraft and components thereof, except Excluded Items as defined below, to a serviceable condition shall not exceed a guaranteed amount per flight hour/cycle during a specified period of 328-300 Aircraft operations, provided however, that the maintenance is performed in the most economical manner, which includes the use of overhauled, restored or repaired parts, when authorized and appropriate.

The Maintenance Cost Guarantee is also applicable to the 428JET Aircraft at the flight hour rate defined as the Guaranteed Amount, below.

XIII.2    DEFINITIONS

In this Maintenance Cost Guarantee ("MCG"):

"Eligible Aircraft" means the fleet of fifty-five (55) Aircraft plus any Option Aircraft acquired during the MCG Term by Purchaser pursuant to this Agreement;

"Eligible Aircraft Total Cost" means for the Eligible Aircraft, the Eligible Costs accumulated by the Purchaser during the MCG Term for such Aircraft;

"Eligible Cost" means the cost of Eligible Parts and associated shop labor;

"Eligible Part" means any part, component or equipment installed in or part of the Eligible Aircraft excluding the Excluded Items;

"Excluded Items" means those items excluded from the Maintenance Cost Guarantee which are:

     a.   Parts, systems or components which are:

          1)   Subject to an insurance claim;

          2) Damaged by misuse, or damaged either directly or indirectly as the result of failure to properly maintain other parts or components in accordance with Seller's Maintenance Planning Document ("MPD") standards;

          3) Damaged or malfunction due to components not manufactured by vendors listed in the Aircraft Illustrated Parts Catalog or authorized by the Seller;

          4)   Sent  out for repair when no repair is required  or
               performed,   excluding   repetitive   failure    on
               individual serialized components;

          5)   Not   maintained   in  accordance   with   approved
               documentation, including the MPD; and

          6) Damaged as a result of foreign object ingestion or impact (FOD), lightning strikes, or acts of God.

     b. Standard parts including, but not limited to AN, MS, NAS, AGS designated hardware as used for any type of aircraft line maintenance;

     c. Interior carpets, passenger seats (except seat frames), seat covers, trim panels, galley equipment (except coffee makers), etc., subject to normal wear and tear, and loose safety equipment;

     d.   Exterior Aircraft paint;

     e.   Purchaser furnished equipment;

     f.   Petroleum   oil   and  lubricants,  and  chemicals   and
          adhesives; or

     g.   Expendables with a value of less than   *****     .

"Guaranteed        Amount"        shall        mean          *****
 .

*****



     *****
     *****
     *****
     *****

"MCG Term" means for the Eligible Aircraft, a term commencing on the day immediately following delivery of the first Aircraft and terminating on the ***** anniversary of the date of delivery of the first Aircraft.

"Guaranteed   Reconciliation  Period  Amount"   shall   mean   the
US$/Flight Hour amount for the associated Reconciliation Period for the 328-300 Aircraft and 428JET Aircraft as set forth below:

                               *****
















                               *****



  *     *****







The Guaranteed Reconciliation Period Amount excludes the hourly maintenance cost of the engines, APU, and Honeywell avionics suite.

XIII.3    REPORTING AND PAYMENT CALCULATIONS

     a. During the MCG Term, Purchaser shall, not later than thirty (30) days after the last day of each quarter, provide Seller with documentation, in a format acceptable to Seller, supporting the total of the Eligible Costs accumulated for each Eligible Aircraft during the preceding quarter, and a total of the flight hours and cycles accumulated for each Eligible Aircraft during the preceding quarter, as recorded in the Eligible Aircraft records.

     b. During the MCG Term, Seller shall, every twelve (12) months, beginning with the twelfth (12th) month after delivery of the first Aircraft ("Reconciliation Period") provide Purchaser with a statement which is the positive or negative result of a calculation which is the sum of the Eligible Aircraft Total Cost less the sum of the product of the flight hours multiplied by the hourly Guaranteed Reconciliation Period Amount, from the date of delivery of each Eligible Aircraft.

     c.   *****












     d. Seller's liability under this MCG is expressly limited to the provision of the aforementioned Spare Parts Credit. Seller's obligations hereunder shall terminate in the event that Purchaser is unable to provide Seller with documentation as requested pursuant to Clause XIII.3a above if Purchaser is in default under this or any other agreement with Seller or a subsidiary of Seller, Seller's obligation to make payment hereunder shall be suspended.

     e. In the event that, during the MCG Term, an Eligible Aircraft does not meet the MCG Guaranteed Amount, Seller shall provide Purchaser with cost-reduction related Service Bulletin instructions, parts and materials free of charge. Such Service Bulletin parts and materials shall be incorporated as soon as practicable following receipt by Purchaser of instructions, parts and materials, if applicable. Should Purchaser not incorporate and/or install such Service Bulletin, parts and materials and/or modifications, as soon as practicable, the Spare Parts Credit to be provided to Purchaser shall be reduced by an amount attributable to the delay in incorporation of such Service Bulletin.


                            EXHIBIT XIV

                               *****



                                   EXHIBIT XV

                                      *****

                                EXHIBIT XVI

                                   *****


                             EXHIBIT XVII

                                 *****


                             EXHIBIT XVIII

                               RESERVED




                              EXHIBIT XIX

                                 *****



                              EXHIBIT XX

               CERTIFICATE OF TECHNICAL ACCEPTANCE FORM



Atlantic   Coast   Airlines  (the  "Purchaser")  hereby   acknowledges
technical acceptance this ...........day of ......................  at
Oberpfaffenhofen,  Federal Republic of Germany,  of  one  (1)  Dornier
_______ aircraft, bearing Serial Number ............ ("Aircraft").


Purchaser acknowledges that the Aircraft has been satisfactorily inspected in accordance with the terms of Aircraft Purchase Agreement
Ref.: PA227 dated March 31, 1999 (the "Agreement") between Purchaser and Dornier Luftfahrt GmbH (the "Seller") and that the Aircraft is in complete conformity, except as to non-conformance with the Specification that is not reasonably susceptible to identification in accordance with Exhibit VIII, Clause 1.3.a., with the specifications and the requirements of the Agreement without any condition or reservation, except as noted below.



Atlantic Coast Airlines


By:

Name:

Title:

Exceptions: